UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

                  Investment Company Act file number 811-07458

                            TWEEDY, BROWNE FUND INC.
               (Exact name of registrant as specified in charter)

                           350 Park Avenue, 9th Floor
                               NEW YORK, NY 10022
               (Address of principal executive offices) (Zip code)

                             M. Gervase Rosenberger
                           Tweedy, Browne Company LLC
                           350 Park Avenue, 9th Floor
                               NEW YORK, NY 10022
                     (Name and address of agent for service)

        registrant's telephone number, including area code: 212-916-0600


                        Date of fiscal year end: MARCH 31

                    Date of reporting period: MARCH 31, 2009


Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

The Report to Shareholders is attached herewith.


                         (TWEEDY, BROWNE FUND INC. LOGO)

                                  ANNUAL REPORT

                        Tweedy, Browne Global Value Fund
                           Tweedy, Browne Value Fund
             Tweedy, Browne Worldwide High Dividend Yield Value Fund

                                 MARCH 31, 2009

TWEEDY, BROWNE FUND INC.


ANNUAL REPORT .........................................    II-1

TWEEDY, BROWNE FUND INC.
   Investment Adviser's Note ..........................    II-2
   Expense Information ................................    II-5

TWEEDY, BROWNE GLOBAL VALUE FUND
   Portfolio Highlights ...............................    II-6
   Perspective on Assessing Investment Results ........    II-7
   Portfolio of Investments ...........................    II-8
   Sector Diversification .............................   II-10
   Portfolio Composition ..............................   II-10
   Schedule of Forward Exchange Contracts .............   II-11

TWEEDY, BROWNE VALUE FUND
   Portfolio Highlights ...............................   II-12
   Perspective on Assessing Investment Results ........   II-13
   Portfolio of Investments ...........................   II-14
   Sector Diversification .............................   II-15
   Portfolio Composition ..............................   II-15
   Schedule of Forward Exchange Contracts .............   II-16

TWEEDY, BROWNE WORLDWIDE HIGH DIVIDEND YIELD VALUE FUND
   Portfolio Highlights ...............................   II-17
   Perspective on Assessing Investment Results ........   II-18
   Portfolio of Investments ...........................   II-19
   Sector Diversification .............................   II-20
   Portfolio Composition ..............................   II-20

TWEEDY, BROWNE FUND INC.
   Statements of Assets and Liabilities ...............   II-21
   Statements of Operations ...........................   II-22
   Statements of Changes in Net Assets ................   II-23
   Financial Highlights ...............................   II-24
   Notes to Financial Statements ......................   II-26
   Investment in the Fund by the Investment Adviser and
     Related Parties ..................................   II-29
   Report of PricewaterhouseCoopers LLP, Independent
      Registered Public Accounting Firm ...............   II-32
   Other Information ..................................   II-33

TWEEDY, BROWNE FUND INC.

TWEEDY, BROWNE GLOBAL VALUE FUND
TWEEDY, BROWNE VALUE FUND
TWEEDY, BROWNE WORLDWIDE HIGH DIVIDEND YIELD VALUE FUND

                                  ANNUAL REPORT

                                 MARCH 31, 2009

TWEEDY, BROWNE FUND INC.

INVESTMENT ADVISER'S NOTE

To Our Shareholders:

     Not since the early 1970s when such venerable firms as Goodbody & Company and Hayden Stone, among others, disappeared in an unprecedented mountain of back office paper, and, the savings and loan crisis of the 1980s, have we seen the landscape of Wall Street change so dramatically. The year 2008 (like 1973, when several of us were in the very early stages of our careers in investment management) began rather calmly with very few predicting the tsunami of the subprime mortgage debacle that would sweep across the economy. Looking back, 1972 also had been a pretty good year in the market and, just days prior to the beginning of the now distant market, decline of 1973 - 1974, TIME MAGAZINE carried an article suggesting 1973 was shaping up as a "gilt-edged year" in the stock market. Now in 2008, as we have discussed in previous letters, commercial banks, investment banks, insurance companies, etc., had amassed a veritable alphabet soup of exotic, new financial instruments with such acronyms as CDOs, CMOs, CMBSs, CDSs and synthetic CDSs, all essentially debt, or in the case of CDSs, bets on debt, and many came with a rating agency stamp of approval. These portfolios of debt instruments were considered so safe that it was possible to leverage a balance sheet with mountains of them in search of added profits. Then Chicken Little's prediction came to fruition. Bear Stearns, a mainstay of Wall Street, was the first to go, followed shortly by Lehman Brothers, the shotgun marriage of Merrill Lynch to Bank of America, and the ongoing epic bailout of AIG by the government.

     These events resulted in an unprecedented flight to a "safe harbor" on the part of investors, with government bonds or money market funds being the preferred parking spot whether you were American, French, German or Singaporean. (Money market funds currently hold approximately $3.8 trillion dollars - a trillion dollar increase from 2007.) Investors quickly discovered the problem was not just a US problem as large quantities of these "toxic" debt securities were found on the balance sheets of financial institutions all over the world, particularly in Western Europe. In a matter of months, financial markets and economies experienced what Warren Buffett has termed "cardiac arrest," and amidst all of this, the proverbial "baby was thrown out with the bath water."

     Unfortunately, we are in the business of owning some of these "babies" and the market has made no distinction between "healthy babies" (to belabor the analogy) with good prospects for a long productive life, and others facing a much more questionable future. We were fortunate to the extent we held a healthy level of cash and avoided most of the extremely large losses in the financial services industry, primarily because we didn't like the leverage and we didn't like the complexity in their financial statements. However, we, like most, have suffered significant markdowns in our Funds. The stock prices of the businesses we own have suffered far more than have the businesses themselves in nearly every instance. Nonetheless, there is no way to conclude that 2008 was anything but a terrible year. We were able to better our benchmarks in all three of our Funds during the calendar year 2008.(1) (For fiscal year performance and full standardized performance, see chart below.) In fact, for the management of both our Value Fund and our Global Value Fund, we were nominated for manager of the year by Morningstar, an acknowledgement we would have gladly exchanged for positive returns although we recognize that bad markets are an inescapable part of investing.

     We believe that we hold positions in some great businesses and have been gradually accumulating new positions in a number of companies with, in our opinion, favorable long-term prospects at what we consider very attractive price levels. In doing so, we appreciate that we will buy some stock too early, but if we were to wait we would only catch the bottom as a result of dumb luck. We like to rely on more than luck in the investment process. Ultimately, we subscribe to the view that valuation will be the primary determinant of long-term returns. We realistically recognize that a number of the companies we own in our Funds will experience some slowdown or decline in sales and profits, but, taken as a whole, we believe such a slowdown will prove to be cyclical and temporary; revenues and profits will recover and set new highs in the future. Periods of economic and stock market decline have almost invariably been followed by periods of economic and stock market recovery. Moreover, we don't believe one needs a Rip Van Winkle perspective to earn good returns investing at this point.

PERFORMANCE RESULTS

     Presented below are the investment results of the three Tweedy, Browne mutual funds, through March 31, 2009, with comparisons to the indices we consider relevant.

                                TWEEDY, BROWNE   MSCI EAFE INDEX(2)(3)
PERIOD ENDED                     GLOBAL VALUE    ---------------------
3/31/09                              FUND           HEDGED     US$
----------------------------    --------------      ------   ------
Calendar Year-to-Date               -9.41%           -9.61%  -13.94%
6 Months                           -25.74           -25.27   -31.11
1 Year                             -38.57           -35.89   -46.51
3 Years                            -12.61           -14.41   -14.46
5 Years                             -1.63            -0.94    -2.18
10 Years                             3.21            -1.33    -0.84
15 Years                             6.66             3.01     2.26
Since Inception (6/15/93) (4)        7.69             3.38     2.73

Total Annual Fund Operating Expense Ratios as of 3/31/08 and 3/31/09 were 1.39% and 1.41%, respectively+

                                                                   MSCI WORLD
PERIOD ENDED                    TWEEDY, BROWNE                   INDEX (HEDGED
3/31/09                           VALUE FUND     S&P 500(2)(6)   TO US$)(2)(5)
----------------------------    --------------   -------------   -------------
Calendar Year-to-Date               -11.84%         -11.01%          -9.80%
6 Months                            -25.56          -30.54          -27.87
1 Year                              -30.01          -38.09          -36.90
3 Years                              -9.83          -13.05             N/A
5 Years                              -3.88           -4.76             N/A
10 Years                              0.40           -3.00             N/A
15 Years                              6.71            5.90             N/A
Since Inception (12/8/93) (4)         6.36            5.53             N/A

Total Annual Fund Operating Expense Ratios as of 3/31/08 and 3/31/09 were 1.40% and 1.42%, respectively +

                                    TWEEDY, BROWNE         MSCI WORLD
PERIOD ENDED                   WORLDWIDE HIGH DIVIDEND        INDEX
3/31/09                            YIELD VALUE FUND      IN (US$)(2)(5)
----------------------------   -----------------------   --------------
Calendar Year-to-Date                  -11.10%               -11.92%
6 Months                               -23.66                -31.10
1 Year                                 -35.25                -42.58
Since Inception (9/5/07) (4)           -25.49                -32.86

30-Day Standardized Yield as of 3/31/09: 3.12%

Gross Annual Fund Operating Expense Ratios as of 3/31/08 and 3/31/09 were 1.89% and 1.55%, respectively +++++

Net annual Operating Expense Ratios as of 3/31/08 and 3/31/09 were 1.40% and 1.38%, respectively +++++

* THE PRECEDING PERFORMANCE DATA REPRESENTS PAST PERFORMANCE AND IS NOT A GUARANTEE OF FUTURE RESULTS. TOTAL RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THE RETURNS SHOWN DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA SHOWN. PLEASE VISIT WWW.TWEEDY.COM TO OBTAIN PERFORMANCE DATA, WHICH IS CURRENT TO THE MOST RECENT MONTH END. SEE PAGE II-4 FOR FOOTNOTES 2 THROUGH 6, WHICH DESCRIBE THE INDICES AND INCEPTION DATES OF THE FUNDS. RESULTS ARE ANNUALIZED FOR ALL PERIODS GREATER THAN ONE YEAR.

+ THE FUNDS DO NOT IMPOSE ANY FRONT-END OR DEFERRED SALES CHARGE. HOWEVER, THE GLOBAL VALUE FUND AND WORLDWIDE HIGH DIVIDEND YIELD VALUE FUND IMPOSE A 2% REDEMPTION FEE ON REDEMPTION PROCEEDS FOR REDEMPTIONS OR EXCHANGES MADE WITHIN 60 DAYS OF PURCHASE. PERFORMANCE DATA DOES NOT REFLECT THE DEDUCTION OF THE REDEMPTION FEE, AND IF REFLECTED, THE REDEMPTION FEE WOULD REDUCE THE PERFORMANCE DATA QUOTED FOR PERIODS OF 60 DAYS OR LESS. THE EXPENSE RATIOS SHOWN ABOVE REFLECT THE INCLUSION OF ACQUIRED FUND FEES AND EXPENSES AND MAY DIFFER FROM THOSE SHOWN IN THE FUNDS' FINANCIAL STATEMENTS.

++++ The Adviser has contractually agreed to waive its investment advisory fee and/or to reimburse expenses of the Worldwide High Dividend Yield Value Fund to the extent necessary to maintain the total annual fund operating expenses (excluding fees and expenses from investments in other investment companies, brokerage, interest, taxes and extraordinary expenses) at no more than 1.37%. This arrangement will continue at least through March 31, 2010. In this arrangement, the Worldwide High Dividend Yield Value Fund has agreed, during the two-year period following any waiver or reimbursement by the Adviser, to repay such amount to the extent that after giving effect to such repayment such adjusted total annual fund operating expenses would not exceed 1.37% on an annualized basis. The performance data shown above would be poorer had fees and expenses not been waived and/or reimbursed.

     In closing, we recognize that the world, post this crisis, may not be quite the same. Attitudes about debt and savings will no doubt be different for some period of time, resulting in a tamer form of capitalism characterized by less tolerance for leverage and complexity and greater emphasis on transparency. On balance, such a shift will be beneficial for everybody. In the meantime, Benjamin Graham's investment philosophy provides a rational framework to insulate our thinking from the all too common relationship most investors have with equity markets. Brighter days are no doubt ahead and we thank you for your continued confidence.

     Very truly yours,

                                        TWEEDY, BROWNE COMPANY LLC


                                        Christopher H. Browne
                                        William H. Browne
                                        Thomas H. Shrager
                                        John D. Spears
                                        Robert Q. Wyckoff, Jr.
                                        MANAGING DIRECTORS

APRIL 23, 2009

Footnotes:

(1) While the Funds outperformed their relevant indexes during the calendar year 2008, there have been previous periods when the Funds underperformed their relevant indexes. Since past performance is not indicative of future results, there can be no guarantee that the Funds will outperform the relevant indexes in the future. Please refer to pages II-2 and II-3 of the letter for the Fund's standardized performance results.

(2) Indexes are unmanaged, and the figures for the indexes shown include reinvestment of dividends and capital gains distributions and do not reflect any fees or expenses. Investors cannot invest directly in an index. We strongly recommend that these factors be considered before an investment decision is made.

(3) MSCI EAFE Index US$ is an unmanaged capitalization-weighted index of companies representing the stock markets of Europe, Australasia and the Far East. MSCI EAFE Index Hedged consists of the results of the MSCI EAFE Index hedged 100% back into US dollars and accounts for interest rate differentials in forward currency exchange rates. Results for both indexes are inclusive of dividends and net of foreign withholding taxes.

(4) Inception dates for the Global Value Fund, Value Fund and Worldwide High Dividend Yield Value Fund were June 15, 1993, December 8, 1993 and September 5, 2007, respectively. Information with respect to MSCI EAFE indexes used is available at month end only; therefore, the closest month end to the Global Value Fund's inception date, May 31, 1993, was used.

(5) The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The MSCI World Index (US$) reflects the return of this index for a US dollar investor. MSCI World Index (Hedged to US$) consists of the results of the MSCI World Index with its foreign currency exposure hedged 100% back into US dollars. The index accounts for interest rate differentials in forward currency exchange rates. Results for this index are inclusive of dividends and net of foreign withholding taxes. We include results of the MSCI World Index since November 30, 2006, which was the approximate date of the Value Fund's mandate change from a restriction of 20% non-US investments.

(6) S&P 500 Index is an unmanaged capitalization weighted index composed of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and over-the-counter market and includes the reinvestment of dividends.

Current and future portfolio holdings are subject to risk. Investing in foreign securities involves additional risks beyond the risks of investing in U.S. securities markets. These risks include currency fluctuations; political uncertainty; different accounting and financial standards; different regulatory environments; and different market and economic factors in various non-U.S. countries. In addition, the securities of small, less well known companies may be more volatile than those of larger companies. Value investing involves the risk that the market will not recognize a security's intrinsic value for a long time, or that a security thought to be undervalued may actually be appropriately priced when purchased. Please refer to the Funds' prospectus for a description of risk factors associated with investments in securities which may be held by the Funds.

Tweedy, Browne Global Value Fund, Tweedy, Browne Value Fund, and Tweedy, Browne Worldwide High Dividend Yield Value Fund are distributed by Tweedy, Browne Company LLC.

This material must be preceded or accompanied by a prospectus for Tweedy, Browne Fund Inc.

TWEEDY, BROWNE FUND INC.

EXPENSE INFORMATION

     A shareholder of the Global Value Fund, Value Fund or Worldwide High Dividend Yield Value Fund (collectively, the "Funds") incurs two types of costs:
(1) transaction costs and (2) ongoing costs, including management fees and other Fund expenses. The Example below is intended to help a shareholder understand their ongoing costs (in U.S. dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

     The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period of October 1, 2008 to March 31, 2009.

     ACTUAL EXPENSES The first part of the table presented below, under the heading "Actual Expenses", provides information about actual account values and actual expenses. The information in this line may be used with the amount a shareholder invested to estimate the expenses that were paid by the shareholder over the period. Simply divide the shareholder's account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses paid during this period.

     HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES The second part of the table presented below, under the heading "Hypothetical Expenses", provides information about hypothetical account values and hypothetical expenses based on each Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not each Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses paid by the shareholder of the Funds for the period. This information may be used to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

     Please note that the expenses shown in the table below are meant to highlight a shareholder's ongoing costs only and do not reflect redemption fees. Redemptions from the Global Value Fund and the Worldwide High Dividend Yield Value Fund, including exchange redemptions, within 60 days of purchase are subject to a redemption fee equal to 2% of the redemption proceeds, which will be retained by the Funds. There are no other transactional expenses associated with the purchase and sale of shares charged by the Funds, such as commissions, sales loads and/or redemption fees on shares held longer than 60 days. Other mutual funds may have such transactional charges. Therefore, the second part of the table is useful in comparing ongoing costs only, and will not help a shareholder determine the relative total costs of owning different funds. In addition, if redemption fees were included, a shareholder's costs would have been higher.


                                                                         HYPOTHETICAL EXPENSES
                                   ACTUAL EXPENSES                    (5% RETURN BEFORE EXPENSES)
                          ---------------------------------   -------------------------------------------
                                                  EXPENSES                            EXPENSES
                          BEGINNING    ENDING   PAID DURING   BEGINNING   ENDING    PAID DURING
                           ACCOUNT    ACCOUNT     PERIOD*      ACCOUNT    ACCOUNT     PERIOD*
                           VALUE       VALUE     10/1/08 -      VALUE      VALUE     10/1/08 -    EXPENSE
                          10/1/08     3/31/09     3/31/09      10/1/08    3/31/09     3/31/09      RATIO
                          ---------   -------   -----------   ---------   -------   -----------   -------
Global Value Fund           $1,000      $743       $6.08        $1,000    $1,018      $7.04        1.40%
Value Fund                  $1,000      $744       $6.13        $1,000    $1,018      $7.09        1.41%
Worldwide High Dividend
   Yield Value Fund         $1,000      $763       $6.02        $1,000    $1,018      $6.89        1.37%

* EXPENSES ARE EQUAL TO EACH FUND'S ANNUALIZED EXPENSE RATIO, MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY THE NUMBER OF DAYS IN THE PERIOD, DIVIDED BY 365 (TO REFLECT THE ONE-HALF YEAR PERIOD).

(LOGO)                                          TWEEDY, BROWNE GLOBAL VALUE FUND

PORTFOLIO HIGHLIGHTS

March 31, 2009

                HYPOTHETICAL ILLUSTRATION OF $10,000 INVESTED IN
          TWEEDY, BROWNE GLOBAL VALUE FUND VS. MORGAN STANLEY CAPITAL
        INTERNATIONAL ("MSCI") EUROPE, AUSTRALASIA AND FAR EAST ("EAFE")
                        INDEX (IN US DOLLARS AND HEDGED)
                            6/15/93 THROUGH 3/31/09

                              (PERFORMANCE GRAPH)

                             (PLOT POINTS TO COME)

MSCI EAFE INDEX REPRESENTS THE CHANGE IN MARKET CAPITALIZATIONS OF EUROPE, AUSTRALASIA AND THE FAR EAST (EAFE), INCLUDING DIVIDENDS REINVESTED MONTHLY, NET AFTER FOREIGN WITHHOLDING TAXES.

INDEX AND AVERAGE INFORMATION IS AVAILABLE AT MONTH END ONLY; THEREFORE, THE CLOSEST MONTH END TO INCEPTION DATE OF THE FUND, MAY 31, 1993, HAS BEEN USED.

                          AVERAGE ANNUAL TOTAL RETURN*

                                    WITHOUT
THE FUND                ACTUAL     WAIVERS**
-------------------   ---------   ---------
Inception (6/15/93)
   through 3/31/09         7.69%        7.69%
Year Ended 3/31/09      (38.57)%      (38.57)%

                            AGGREGATE TOTAL RETURN*

                         YEAR     INCEPTION
                        ENDED     (6/15/93)-
                       3/31/09     3/31/09
                      ---------   ----------
The Fund                 (38.57)%     222.36%
MSCI EAFE (in
   US Dollars)           (46.51)%      53.17%
MSCI EAFE (Hedged)       (35.89)%      69.29%

NOTE: THE PERFORMANCE SHOWN REPRESENTS PAST PERFORMANCE AND IS NOT A GUARANTEE OF FUTURE RESULTS. THE FUND'S SHARE PRICE AND INVESTMENT RETURN WILL VARY WITH MARKET CONDITIONS, AND THE PRINCIPAL VALUE OF SHARES, WHEN REDEEMED, MAY BE MORE OR LESS THAN ORIGINAL COST.

INDEX AND AVERAGE INFORMATION IS AVAILABLE AT MONTH END ONLY; THEREFORE, THE CLOSEST MONTH END TO INCEPTION DATE OF THE FUND, MAY 31, 1993, HAS BEEN USED.

* ASSUMES THE REINVESTMENT OF ALL DIVIDENDS AND DISTRIBUTIONS AND IS NET OF FOREIGN WITHHOLDING TAX.

** THE ADVISER WAIVED A PORTION OF ITS FEE FROM JUNE 15, 1993 THROUGH MARCH 31, 1994. THE ADMINISTRATOR WAIVED A PORTION OF ITS FEE FROM FEBRUARY 15, 1997 THROUGH MAY 15, 1997.

                       SEE NOTES TO FINANCIAL STATEMENTS

(LOGO)                                          TWEEDY, BROWNE GLOBAL VALUE FUND

PERSPECTIVE ON ASSESSING INVESTMENT RESULTS

March 31, 2009

     In accordance with rules and guidelines set out by the United States (US) Securities and Exchange Commission, we have provided a comparison of the historical investment results of Tweedy, Browne Global Value Fund to the historical investment results of the most appropriate broad-based securities indices, the Morgan Stanley Capital International (MSCI) Europe, Australasia and the Far East (EAFE) Index in US dollars and hedged into US dollars. However, the historical results of the MSCI EAFE indices in large measure represent the investment results of stocks that we do not own. Any portfolio that does not own exactly the same stocks in exactly the same proportions as the index to which the particular portfolio is being compared is not likely to have the same results as the index. The investment behavior of a diversified portfolio of undervalued stocks tends to be correlated to the investment behavior of a broad index; i.e., when the index is up, probably more than one-half of the stocks in the entire universe of public companies in all the countries that are included in the same index will be up, albeit in greater or lesser percentages than the index. Similarly, when the index declines, probably more than one-half of the stocks in the entire universe of public companies in all the countries that are included in the index will be down in greater or lesser percentages than the index. But it is almost a mathematical truth that "different stocks equal different results."

     We believe that favorable or unfavorable historical investment results in comparison to an index are not necessarily predictive of future comparative investment results. In 1986, V. Eugene Shahan, a Columbia University Business School alumnus and portfolio manager at U.S. Trust, wrote ARE SHORT-TERM PERFORMANCE AND VALUE INVESTING MUTUALLY EXCLUSIVE? In this article, Mr. Shahan analyzed the investment performance of seven money managers, about whom Warren Buffett wrote in his article, THE SUPER- INVESTORS OF GRAHAM AND DODDSVILLE. Over long periods of time, the seven managers significantly outperformed the market as measured by the Dow Jones Industrial Average (the "DJIA") or the Standard & Poor's 500 Stock Index (the "S&P 500") by between 7.7% and 16.5% annually. (The goal of most institutional money managers is to outperform the market by 2% to 3%.) However, for periods ranging from 13 years to 28 years, this group of managers underperformed the market between 7.7% and 42% of the years. Six of the seven investment managers underperformed the market between 28% and 42% of the years. In today's environment, they would have lost many of their clients during their periods of underperformance. Longer term, it would have been the wrong decision to fire any of those money managers. In examining the seven long-term investment records, unfavorable investment results as compared to either index did not predict the future favorable comparative investment results that occurred, and favorable investment results in comparison to the DJIA or the S&P 500 were not always followed by future favorable comparative results. Stretches of consecutive annual underperformance ranged from one to six years.

Mr. Shahan concluded:

     UNFORTUNATELY, THERE IS NO WAY TO DISTINGUISH BETWEEN A POOR THREE-YEAR STRETCH FOR A MANAGER WHO WILL DO WELL OVER 15 YEARS, FROM A POOR THREE-YEAR STRETCH FOR A MANAGER WHO WILL CONTINUE TO DO POORLY. NOR IS THERE ANY REASON TO BELIEVE THAT A MANAGER WHO DOES WELL FROM THE OUTSET CANNOT CONTINUE TO DO WELL, AND CONSISTENTLY.

                     SEE NOTES TO FINANCIAL STATEMENTS

(LOGO)                                          TWEEDY, BROWNE GLOBAL VALUE FUND

PORTFOLIO OF INVESTMENTS
March 31, 2009

                                                                      VALUE
     SHARES                                                          (NOTE 2)
---------------                                                  ---------------
                  COMMON STOCKS--83.6%
                  CANADA--1.7%
        100,000   Melcor Developments Ltd. ...................   $       346,541
      1,631,760   National Bank of Canada, Toronto ...........        52,215,282
                                                                 ---------------
                                                                      52,561,823
                                                                 ---------------
                  CZECH REPUBLIC--0.0%+
          2,800   Philip Morris CR a.s .......................           772,985
                                                                 ---------------
                  FINLAND--4.7%
      2,435,000   Cargotec Corporation, B Share ..............        22,630,712
      1,000,000   Huhtamaki Oyj ..............................         6,797,844
      5,559,495   Kone Oyj, Class B ..........................       115,149,263
                                                                 ---------------
                                                                     144,577,819
                                                                 ---------------
                  FRANCE--5.2%
      1,814,460   CNP Assurances .............................       114,430,614
        911,031   Total SA ...................................        45,268,508
                                                                 ---------------
                                                                     159,699,122
                                                                 ---------------
                  GERMANY--10.6%
         64,173   Boewe Systec AG ............................           323,770
      2,289,458   Henkel AG & Company, KGaA ..................        57,754,723
        745,120   Krones AG ..................................        23,723,383
         42,354   KSB AG .....................................        14,676,962
        920,345   Linde AG ...................................        62,539,177
        477,787   Muenchener Rueckversicherungs- Gesellschaft
                     AG ......................................        58,234,216
      1,620,636   Springer (Axel) Verlag AG ..................       110,512,580
                                                                 ---------------
                                                                     327,764,811
                                                                 ---------------
                  GREECE--0.2%
        480,695   Coca-Cola Hellenic Bottling
                  Company SA .................................         6,892,783
                                                                 ---------------
                  HONG KONG--1.5%
        590,000   Guoco Group Ltd. ...........................         3,277,355
      4,373,564   Jardine Strategic Holdings Ltd. ............        43,298,284
        200,000   Swire Pacific Ltd., Class B ................           257,032
                                                                 ---------------
                                                                      46,832,671
                                                                 ---------------
                  IRELAND--0.0%+
      5,842,325   Independent News & Media PLC ...............           853,257
      1,111,317   Unidare PLC ++ .............................            88,530
                                                                 ---------------
                                                                         941,787
                                                                 ---------------
                  ITALY--2.0%
        205,576   Gruppo Minerali Maffei ++ ..................         1,042,646
      4,467,000   Mediaset SPA ...............................        19,912,840
     12,147,709   Mondadori (Arnoldo) Editore SPA ............        37,740,831
      1,005,000   Sol SPA ....................................         3,869,593
        805,250   Vincenzo Zucchi SPA ++ .....................           432,999
                                                                 ---------------
                                                                      62,998,909
                                                                 ---------------
                  JAPAN--5.9%
        545,600   Aica Kogyo Company Ltd. ....................         4,739,544
      1,594,700   Canon Inc. .................................        45,530,566
        306,800   Daikoku Denki Company Ltd. .................         3,836,165
      2,218,000   Fujitec Company Ltd. .......................         7,500,375

                                                                      VALUE
     SHARES                                                          (NOTE 2)
---------------                                                  ---------------
                  JAPAN (CONTINUED)
        446,600   Fukuda Denshi Company Ltd. .................   $     8,658,894
      1,203,000   Hi-Lex Corporation .........................         7,064,291
      1,566,000   Honda Motor Company Ltd. ...................        36,704,364
         22,100   Hurxley Corporation ........................           178,554
        141,500   Inaba Seisakusho Company Ltd. ..............         1,372,451
        321,000   Katsuragawa Electric Company Ltd. ..........           841,743
        935,000   Kawasumi Laboratories, Inc. ................         5,197,074
      1,849,500   Kuroda Electric Company Ltd. ...............        10,111,674
         69,100   Mandom Corporation .........................         1,141,056
         21,670   Medikit Company Ltd. .......................         3,322,792
         79,400   Meito Sangyo Company Ltd. ..................         1,179,303
         36,240   Milbon Company Ltd. ........................           772,352
        307,100   Mirai Industry Company Ltd. ................         1,924,622
        162,780   Nippon Kanzai Company Ltd. .................         2,051,849
      1,051,000   Nippon Konpo Unyu Soko Company Ltd. ........         8,289,248
        420,500   Nitto FC Company Ltd. ......................         1,864,726
         20,100   Ryoyo Electro Corporation ..................           165,855
        406,200   Sangetsu Company Ltd. ......................         8,698,117
        282,300   Shingakukai Company Ltd. ...................           614,503
        195,000   SK Kaken Company Ltd. ......................         3,453,022
        528,500   T. Hasegawa Company Ltd. ...................         5,703,969
      1,441,300   Takata Corporation .........................        11,732,360
                                                                 ---------------
                                                                     182,649,469
                                                                 ---------------
                  MEXICO--4.5%
      1,921,351   Coca-Cola Femsa SA de CV,
                     Sponsored ADR ...........................        65,441,215
     14,623,380   Embotelladoras Arca SA de CV ...............        25,590,656
     30,132,400   Grupo Continental SA .......................        48,906,661
                                                                 ---------------
                                                                     139,938,532
                                                                 ---------------
                  NETHERLANDS--12.8%
      2,093,000   Akzo Nobel NV ..............................        79,184,305
         23,620   Crown Van Gelder Gemeenschappe
                     lijk Bezit NV ...........................           199,138
      5,333,493   Heineken Holding NV ........................       129,516,964
      2,810,041   Heineken NV ................................        79,841,309
        450,000   Imtech NV ..................................         6,189,755
         50,000   Randstad Holding NV ........................           848,403
      2,034,802   Telegraaf Media Groep NV ...................        27,299,814
        288,708   TKH Group NV ...............................         2,917,055
      3,612,751   Unilever NV, CVA ...........................        71,230,453
                                                                 ---------------
                                                                     397,227,196
                                                                 ---------------
                  NORWAY--0.5%
      2,495,700   Schibsted ASA ..............................        14,507,520
                                                                 ---------------
                  SINGAPORE--2.1%
     33,542,550   Fraser and Neave Ltd. ......................        55,823,347
      1,200,000   Jardine Cycle & Carriage Ltd. ..............         9,346,139
                                                                 ---------------
                                                                      65,169,486
                                                                 ---------------
                  SOUTH KOREA--5.0%
          8,615   Asia Cement Company Ltd. ...................           253,483
        150,900   Daegu Department Store Company Ltd. ........         1,010,182
         23,260   Daehan City Gas Company Ltd. ...............           432,158
        271,321   Hanil Cement Company Ltd. ..................        13,436,102

                     SEE NOTES TO FINANCIAL STATEMENTS

(LOGO)                                          TWEEDY, BROWNE GLOBAL VALUE FUND

PORTFOLIO OF INVESTMENTS

March 31, 2009

                                                                      VALUE
     SHARES                                                          (NOTE 2)
---------------                                                  ---------------
                  COMMON STOCKS
                  SOUTH KOREA (CONTINUED)
          8,791   Hyundai Elevator Company Ltd. ..............   $       449,321
      8,152,655   Korea Exchange Bank ........................        36,541,812
          4,646   Samchully Company Ltd. .....................           384,578
        241,172   SK Telecom Company Ltd. ....................        33,475,528
      3,479,352   SK Telecom Company Ltd., ADR ...............        53,755,988
        363,340   Taeyoung Engineering & Construction ........         1,221,421
      2,089,457   Youngone Corporation .......................        13,066,187
                                                                 ---------------
                                                                     154,026,760
                                                                 ---------------
                  SPAIN--1.9%
      8,546,756   Gestevision Telecinco SA ...................        59,234,268
                                                                 ---------------
                  SWEDEN--0.0%+
         63,360   Cloetta Fazer AB, B Shares ++ ..............           191,598
                                                                 ---------------
                  SWITZERLAND--12.6%
         45,065   AFG Arbonia-Foster Holding AG, Bearer ......         2,675,245
        186,990   Coltene Holding AG .........................         7,523,673
      2,021,000   Compagnie Financiere Richemont AG ..........        31,602,287
        570,116   Daetwyler Holding AG, Bearer ...............        20,055,969
         89,813   Edipresse SA, Bearer .......................        18,562,117
         80,613   Forbo Holding AG ...........................        11,910,632
         29,134   Loeb Holding AG ............................         3,587,142
      4,601,000   Nestle SA, Registered ......................       155,706,855
              8   Neue Zuercher Zeitung ++ ...................           287,293
      2,068,000   Novartis AG, Registered ....................        78,351,383
         45,425   Phoenix Mecano AG ..........................         9,787,718
        179,979   PubliGroupe SA, Registered .................         8,230,868
         79,490   Roche Holding AG ...........................        10,919,782
        182,827   Siegfried Holding AG .......................         8,923,881
          7,400   Sika AG, Bearer ............................         5,499,318
        432,618   Tamedia AG .................................        16,246,241
                                                                 ---------------
                                                                     389,870,404
                                                                 ---------------
                  UNITED KINGDOM--7.2%
      1,521,000   AGA Foodservice Group PLC ..................         1,962,102
      2,453,599   BBA Group PLC ..............................         2,901,398
      3,974,658   Carclo PLC .................................         3,446,712
      8,079,920   Clinton Cards PLC ..........................         1,389,755
      2,775,758   Daily Mail & General Trust, Class A ........         9,309,949
      8,225,426   Diageo PLC, Sponsored ADR ..................        92,727,159
      3,675,000   Ennstone PLC ...............................             5,268
      5,170,000   G4S PLC ....................................        14,368,723
        969,024   GlaxoSmithKline PLC ........................        15,104,753
        593,139   GlaxoSmithKline PLC, Sponsored ADR .........        18,428,829
        923,006   Headlam Group PLC ..........................         3,042,861
        779,500   Raven Mount PLC ++ .........................           452,502
        436,091   Raven Russia Ltd. ..........................           106,261
        224,439   Signet Jewelers Ltd ........................         2,596,102
      5,038,361   TT Electronics PLC .........................         1,444,339
      2,879,718   Unilever PLC ...............................        54,402,042
                                                                 ---------------
                                                                     221,688,755
                                                                 ---------------

                                                                      VALUE
     SHARES                                                          (NOTE 2)
---------------                                                  ---------------
                  UNITED STATES--5.2%
         75,700   American National Insurance Company ........   $     3,967,437
        526,900   Burlington Northern Santa Fe Corporation ...        31,693,035
        587,000   ConocoPhillips .............................        22,986,920
         49,250   Devon Energy Corporation ...................         2,200,982
        500,000   Emerson Electric Company ...................        14,290,000
      1,752,802   Philip Morris International, Inc. ..........        62,364,695
         49,884   Torchmark Corporation ......................         1,308,457
        269,276   Transatlantic Holdings, Inc. ...............         9,605,075
        284,960   Union Pacific Corporation ..................        11,714,706
                                                                 ---------------
                                                                     160,131,307
                                                                 ---------------
                  TOTAL COMMON STOCKS
                     (COST $2,506,807,649) ...................     2,587,678,005
                                                                 ---------------
                  PREFERRED STOCKS--0.3%
        166,388   Adris Grupa d.d ............................         4,444,987
         11,800   KSB AG, Vorzugsakt .........................         2,986,269
        700,000   Villeroy & Boch AG .........................         3,039,114
                                                                 ---------------
                  TOTAL PREFERRED STOCKS
                     (COST $18,099,466) ......................        10,470,370
                                                                 ---------------
                  REGISTERED INVESTMENT COMPANY--4.5%
    137,948,058   Dreyfus Government Prime Cash
                     Management ..............................       137,948,058
                                                                 ---------------
                  TOTAL REGISTERED INVESTMENT COMPANY
                     (COST $137,948,058) .....................       137,948,058
                                                                 ---------------

   FACE VALUE
---------------
                  U.S. TREASURY BILLS--4.2%
$    20,000,000   0.000% * due 4/2/09..................               19,999,906
    110,000,000   0.000% * due 5/7/09 +++..............              109,980,737
                                                                 ---------------
                  TOTAL U.S. TREASURY BILLS
                     (COST $129,905,659)...............              129,980,643
                                                                 ---------------
TOTAL INVESTMENTS
  (COST $2,792,760,832**)..............................   92.6%    2,866,077,076
UNREALIZED APPRECIATION
   ON FORWARD CONTRACTS (NET)..........................    7.0       216,848,928
OTHER ASSETS AND LIABILITIES (NET).....................    0.4        11,433,982
                                                         -----   ---------------
NET ASSETS                                               100.0%  $ 3,094,359,986
                                                         =====   ===============

----------
*    RATE REPRESENTS ANNUALIZED YIELD AT DATE OF PURCHASE.

**   AGGREGATE COST FOR FEDERAL TAX PURPOSES IS $2,790,500,316.

+    AMOUNT REPRESENTS LESS THAN 0.1% OF NET ASSETS.

++   NON-INCOME PRODUCING SECURITY.

+++ AT MARCH 31, 2009, LIQUID ASSETS TOTALING $26,995,272 HAVE BEEN SEGREGATED TO COVER CERTAIN OPEN FORWARD CONTRACTS.

ABBREVIATIONS:

ADR -- AMERICAN DEPOSITORY RECEIPT

CVA -- CERTIFICAATEN VAN AANDELEN (SHARE CERTIFICATES)

                     SEE NOTES TO FINANCIAL STATEMENTS

(LOGO)                                          TWEEDY, BROWNE GLOBAL VALUE FUND

SECTOR DIVERSIFICATION (UNAUDITED)

March 31, 2009

                                                         PERCENTAGE
                                                             OF
                                                             NET           VALUE
SECTOR DIVERSIFICATION                                     ASSETS        (NOTE 2)
----------------------                                   ----------   --------------
COMMON STOCKS:
Beverage .............................................      14.4%     $  448,916,747
Media ................................................      10.4         322,697,578
Capital Goods ........................................       9.6         298,486,348
Food .................................................       9.3         288,414,220
Materials ............................................       6.2         190,515,215
Insurance ............................................       6.1         187,545,799
Pharmaceuticals, Biotechnology & Life Sciences .......       4.0         122,804,747
Banks ................................................       2.9          88,757,094
Telecommunication Services ...........................       2.8          87,231,516
Consumer Durables & Apparel ..........................       2.6          79,051,548
Energy ...............................................       2.3          70,456,410
Tobacco ..............................................       2.0          63,137,680
Technology Hardware & Equipment ......................       2.0          61,011,046
Household & Personal Products ........................       1.9          59,668,131
Automobiles & Components .............................       1.8          55,501,015
Transportation .......................................       1.8          54,598,387
Diversified Financials ...............................       1.5          46,575,639
Health Care Equipment & Services .....................       0.8          24,702,433
Retailing ............................................       0.6          18,017,850
Commercial Services & Supplies .......................       0.6          17,268,975
Utilities ............................................       0.0+            816,736
Consumer Services ....................................       0.0+            793,057
Real Estate ..........................................       0.0+            709,834
                                                           -----      --------------
TOTAL COMMON STOCKS ..................................      83.6       2,587,678,005
                                                           -----      --------------
PREFERRED STOCKS .....................................       0.3          10,470,370
REGISTERED INVESTMENT COMPANY ........................       4.5         137,948,058
U.S. TREASURY BILLS ..................................       4.2         129,980,643
UNREALIZED APPRECIATION ON FORWARD CONTRACTS (NET) ...       7.0         216,848,928
OTHER ASSETS AND LIABILITIES (NET) ...................       0.4          11,433,982
                                                           -----      --------------
NET ASSETS ...........................................     100.0%     $3,094,359,986
                                                           =====      ==============

----------
+    AMOUNT REPRESENTS LESS THAN 0.1% OF NET ASSETS

PORTFOLIO COMPOSITION (UNAUDITED)

March 31, 2009

                                   (PIE CHART)

CANADA-                                                       2%
FINLAND-                                                      5%
FRANCE-                                                       5%
GERMANY-                                                     11%
HONG KONG-                                                    1%
ITALY-                                                        2%
JAPAN-                                                        6%
MEXICO-                                                       4%
NETHERLANDS-                                                 13%
NORWAY-                                                       1%
SINGAPORE-                                                    2%
SOUTH KOREA-                                                  5%
SPAIN-                                                        2%
SWITZERLAND-                                                 13%
UNITED KINGDOM-                                               7%
UNITED STATES-                                                5%
CASH EQUIVALENTS AND OTHER ASSETS AND LIABILITIES (NET)++-   16%

+    AMOUNT REPRESENTS LESS THAN 1% OF NET ASSETS

++   INCLUDES UNREALIZED APPRECIATION ON FORWARD CONTRACTS (NET)

                     SEE NOTES TO FINANCIAL STATEMENTS

(LOGO)                                          TWEEDY, BROWNE GLOBAL VALUE FUND

SCHEDULE OF FORWARD EXCHANGE CONTRACTS

March 31, 2009

                                                   CONTRACT         VALUE
CONTRACTS                                         VALUE DATE       (NOTE 2)
-----------------------------------------------   ----------   ---------------
FORWARD EXCHANGE CONTRACTS TO BUY
    45,000,000 Danish Krone ...................     5/19/09    $     8,012,358
    83,000,000 Danish Krone ...................     5/27/09         14,776,346
    65,000,000 European Union Euro ............     4/14/09         86,298,345
    45,000,000 European Union Euro ............     5/19/09         59,747,174
    40,000,000 European Union Euro ............      8/4/09         53,128,244
    60,000,000 European Union Euro ............     8/25/09         79,701,926
 3,000,000,000 Japanese Yen ...................     4/14/09         30,379,667
   275,000,000 Mexican Peso ...................     4/22/09         19,413,089
    68,000,000 Norwegian Krone ................     6/15/09         10,044,147
   100,000,000 Norwegian Krone ................    10/13/09         14,748,077
30,000,000,000 South Korean Won ...............      5/7/09         21,726,168
    20,000,000 Swiss Franc ....................     4/14/09         17,594,857
    15,000,000 Swiss Franc ....................     4/29/09         13,200,550
     5,200,000 Swiss Franc ....................     5/15/09          4,577,898
    25,000,000 Swiss Franc ....................     5/27/09         22,015,288
    25,000,000 Swiss Franc ....................      6/5/09         22,019,994
    25,000,000 Swiss Franc ....................     7/20/09         22,044,720
    20,000,000 Swiss Franc ....................     7/27/09         17,638,999
    40,000,000 Swiss Franc ....................      8/4/09         35,285,367
    60,200,000 Swiss Franc ....................     8/12/09         53,115,572
    36,000,000 Swiss Franc ....................     9/10/09         31,787,614
    35,000,000 Swiss Franc ....................     9/18/09         30,911,131
                                                               ---------------
TOTAL (Contract Amount $687,607,150)                           $   668,167,531
                                                               ===============
FORWARD EXCHANGE CONTRACTS TO SELL
    25,000,000 Canadian Dollar ................     5/12/09    $   (19,875,373)
     6,000,000 Canadian Dollar ................     5/27/09         (4,771,142)
    12,000,000 Canadian Dollar ................      6/5/09         (9,543,880)
    15,000,000 Canadian Dollar ................     3/12/10        (11,987,432)
    45,000,000 Danish Krone ...................     5/19/09         (8,012,358)
    83,000,000 Danish Krone ...................     5/27/09        (14,776,346)
    65,000,000 European Union Euro ............     4/14/09        (86,298,345)
    45,000,000 European Union Euro ............     5/19/09        (59,747,174)
    33,000,000 European Union Euro ............     5/22/09        (43,815,065)
    85,000,000 European Union Euro ............     5/27/09       (112,859,010)
    80,000,000 European Union Euro ............     7/27/09       (106,251,634)
    40,000,000 European Union Euro ............      8/4/09        (53,128,244)
    60,000,000 European Union Euro ............     8/25/09        (79,701,925)
   110,000,000 European Union Euro ............     8/31/09       (146,125,263)
    57,000,000 European Union Euro ............     9/10/09        (75,723,881)
    60,000,000 European Union Euro ............     9/18/09        (79,713,075)
   100,000,000 European Union Euro ............     10/6/09       (132,872,602)
    60,000,000 European Union Euro ............    10/13/09        (79,728,455)
    20,000,000 European Union Euro ............    12/30/09        (26,594,358)
    50,000,000 European Union Euro ............     2/5/10        (66,507,819)


                                                   CONTRACT         VALUE
CONTRACTS                                         VALUE DATE       (NOTE 2)
-----------------------------------------------   ----------   ---------------
FORWARD EXCHANGE CONTRACTS TO SELL (CONTINUED)
    40,000,000 European Union Euro ............     3/30/10    $   (53,230,832)
    25,000,000 Great Britain Pound Sterling ...     4/14/09        (35,834,872)
    10,000,000 Great Britain Pound Sterling ...     8/25/09        (14,344,912)
     9,500,000 Great Britain Pound Sterling ...     9/10/09        (13,629,290)
    30,000,000 Great Britain Pound Sterling ...    12/30/09        (43,063,935)
 3,000,000,000 Japanese Yen ...................     4/14/09        (30,379,667)
 4,000,000,000 Japanese Yen ...................     6/17/09        (40,549,499)
 1,800,000,000 Japanese Yen ...................     9/10/09        (18,281,305)
 5,500,000,000 Japanese Yen ...................     2/24/10        (56,109,662)
 2,000,000,000 Japanese Yen ...................      3/5/10        (20,408,531)
   275,000,000 Mexican Peso ...................     4/14/09        (19,444,386)
   275,000,000 Mexican Peso ...................     4/22/09        (19,413,090)
   275,000,000 Mexican Peso ...................     5/19/09        (19,323,026)
   160,000,000 Mexican Peso ...................     5/22/09        (11,237,099)
   400,000,000 Mexican Peso ...................    10/28/09        (27,443,358)
   500,000,000 Mexican Peso ...................     1/15/10        (33,907,139)
   230,000,000 Mexican Peso ...................      2/5/10        (15,549,440)
    68,000,000 Norwegian Krone ................     6/15/09        (10,044,147)
   240,000,000 Norwegian Krone ................    10/13/09        (35,395,384)
    45,000,000 Singapore Dollar ...............    11/19/09        (29,564,332)
25,000,000,000 South Korean Won ...............     4/29/09        (18,099,941)
30,000,000,000 South Korean Won ...............      5/7/09        (21,726,168)
34,000,000,000 South Korean Won ...............     5/19/09        (24,632,981)
80,000,000,000 South Korean Won ...............     6/24/09        (58,016,559)
22,000,000,000 South Korean Won ...............      2/5/10        (16,173,068)
30,000,000,000 South Korean Won ...............     3/30/10        (22,140,122)
    20,000,000 Swiss Franc ....................     4/14/09        (17,594,857)
    15,000,000 Swiss Franc ....................     4/29/09        (13,200,550)
     5,200,000 Swiss Franc ....................     5/15/09         (4,577,898)
    25,000,000 Swiss Franc ....................     5/27/09        (22,015,288)
    25,000,000 Swiss Franc ....................      6/5/09        (22,019,994)
    25,000,000 Swiss Franc ....................     7/20/09        (22,044,720)
    20,000,000 Swiss Franc ....................     7/27/09        (17,638,999)
    40,000,000 Swiss Franc ....................      8/4/09        (35,285,367)
    90,000,000 Swiss Franc ....................     8/12/09        (79,408,663)
    26,000,000 Swiss Franc ....................     8/25/09        (22,948,072)
    36,000,000 Swiss Franc ....................     9/10/09        (31,787,614)
    35,000,000 Swiss Franc ....................     9/18/09        (30,911,131)
    67,000,000 Swiss Franc ....................     9/30/09        (59,192,231)
    70,000,000 Swiss Franc ....................     10/6/09        (61,854,072)
    40,000,000 Swiss Franc ....................     10/9/09        (35,348,454)
    40,000,000 Swiss Franc ....................    10/13/09        (35,352,816)
                                                               ---------------
TOTAL (Contract Amount $2,673,445,399) ........                $(2,437,156,852)
                                                               ===============

                       SEE NOTES TO FINANCIAL STATEMENTS

(LOGO)                                                 TWEEDY, BROWNE VALUE FUND

PORTFOLIO HIGHLIGHTS

March 31, 2009

 HYPOTHETICAL ILLUSTRATION OF $10,000 INVESTED IN TWEEDY, BROWNE VALUE FUND VS.
                 STANDARD & POOR'S 500 STOCK INDEX ("S&P 500")
                            12/8/93 THROUGH 3/31/09

                              (PERFORMANCE GRAPH)

                             (PLOT POINTS TO COME)

THE S&P 500 IS AN INDEX COMPOSED OF 500 WIDELY HELD COMMON STOCKS LISTED ON THE NEW YORK STOCK EXCHANGE, AMERICAN STOCK EXCHANGE AND OVER-THE-COUNTER MARKET AND INCLUDES THE REINVESTMENT OF DIVIDENDS.

 HYPOTHETICAL ILLUSTRATION OF $10,000 INVESTED IN TWEEDY, BROWNE VALUE FUND VS.
         MSCI WORLD INDEX (HEDGED TO US $) 11/30/2006 THROUGH 3/31/2009

                              (PERFORMANCE GRAPH)

                             (PLOT POINTS TO COME)

EFFECTIVE DECEMBER 11, 2006, THE TWEEDY, BROWNE VALUE FUND RECEIVED PERMISSION FROM THE FUND'S BOARD OF DIRECTORS TO ELIMINATE THE 20% RESTRICTION ON NON-US INVESTMENTS. IT IS THE INVESTMENT ADVISOR'S INTENTION TO CONTINUE TO OPERATE THE FUND AS A MOSTLY US PORTFOLIO AND TO THIS END WILL OPERATE UNDER A POLICY OF MAINTAINING A MINIMUM OF 50% OF FUND ASSETS INVESTED IN US SECURITIES. HOWEVER, THE FUND IS NOW MORE GLOBAL IN NATURE THAN IT HAS BEEN IN PREVIOUS YEARS. WITH THE VALUE FUND'S MORE GLOBAL STRUCTURE, AN ADDITIONAL HYPOTHETICAL ILLUSTRATION OF $10,000 INVESTED IN THE FUND AND ANOTHER, MORE RELEVANT INDEX IS PROVIDED. THE ABOVE ILLUSTRATION OF THE GROWTH OF $10,000 IN TWEEDY, BROWNE VALUE FUND IS COMPARED TO THE MSCI WORLD INDEX (HEDGED TO US$) WHICH HAS A MEANINGFUL REPRESENTATION IN BOTH US AND NON-US STOCKS. THIS COMPARISON BEGINS ON NOVEMBER 30, 2006, WHICH WAS THE APPROXIMATE POINT IN TIME OF THE MANDATE CHANGE FOR THE VALUE FUND.

                          AVERAGE ANNUAL TOTAL RETURN*

                                  WITHOUT
THE FUND               ACTUAL    WAIVERS**
-------------------   -------   ----------
Inception (12/8/93)
   through 3/31/09      6.36%       6.30%
Year Ended 3/31/09    (30.01)%    (30.01)%

                            AGGREGATE TOT AL RETURN*

                        YEAR     INCEPTION
                       ENDED    (12/8/93)-
                      3/31/09     3/31/09
                      -------   ----------
The Fund              (30.01)%    157.16%
S&P 500               (38.09)%    127.88%

NOTE: THE PERFORMANCE SHOWN REPRESENTS PAST PERFORMANCE AND IS NOT A GUARANTEE
     OF FUTURE RESULTS. THE FUND'S SHARE PRICE AND INVESTMENT RETURN WILL VARY WITH MARKET CONDITIONS, AND THE PRINCIPAL VALUE OF SHARES, WHEN REDEEMED, MAY BE MORE OR LESS THAN ORIGINAL COST.

* ASSUMES THE REINVESTMENT OF ALL DIVIDENDS AND DISTRIBUTIONS AND IS NET OF FOREIGN WITHHOLDING TAX.

** THE ADVISER WAIVED A PORTION OF ITS FEE FROM DECEMBER 8, 1993 THROUGH MARCH 31, 1999. THE ADMINISTRATOR AND CUSTODIAN WAIVED A PORTION OF THEIR RESPECTIVE FEE FROM APRIL 1, 1995 THROUGH MAY 15, 1997.

                     SEE NOTES TO FINANCIAL STATEMENTS

(LOGO)                                                 TWEEDY, BROWNE VALUE FUND

PERSPECTIVE ON ASSESSING INVESTMENT RESULTS

March 31, 2009

     In accordance with rules and guidelines set out by the United States (US) Securities and Exchange Commission, we have provided a comparison of the historical investment results of Tweedy, Browne Value Fund to the historical investment results of the most appropriate broad-based securities market index, the Standard & Poor's 500 Stock Index (the "S&P 500"). The S&P 500 is an index composed of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and over-the-counter market. The MSCI World Index (Hedged to US $) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. We include results of the MSCI World Index since November 30, 2006, which was the approximate date of the Value Fund's mandate change from a restriction of 20% non-US investments. However, the historical results of the S&P 500 and the MSCI World Index in large measure represent the investment results of stocks that we do not own. Any portfolio that does not own exactly the same stocks in exactly the same proportions as the index to which the particular portfolio is being compared is not likely to have the same results as the index. The investment behavior of a diversified portfolio of undervalued stocks tends to be correlated to the investment behavior of a broad index; i.e., when the index is up, probably more than one-half of the stocks in the entire universe of public companies that are included in the same index will be up, albeit in greater or lesser percentages than the index. Similarly, when the index declines, probably more than one-half of the stocks in the entire universe of public companies that are included in the index will be down in greater or lesser percentages than the index. But it is almost a mathematical truth that "different stocks equal different results."

     We believe that favorable or unfavorable historical investment results in comparison to an index are not necessarily predictive of future comparative investment results. In 1986, V. Eugene Shahan, a Columbia University Business School alumnus and portfolio manager at U.S. Trust, wrote ARE SHORT-TERM PERFORMANCE AND VALUE INVESTING MUTUALLY EXCLUSIVE? In this article, Mr. Shahan analyzed the investment performance of seven money managers, about whom Warren Buffett wrote in his article, THE SUPER INVESTORS OF GRAHAM AND DODDSVILLE. Over long periods of time, the seven managers significantly outperformed the market as measured by the Dow Jones Industrial Average (the "DJIA") or the S&P 500 by between 7.7% and 16.5% annually. (The goal of most institutional money managers is to outperform the market by 2% to 3%.) However, for periods ranging from 13 years to 28 years, this group of managers underperformed the market between 7.7% and 42% of the years. Six of the seven investment managers underperformed the market between 28% and 42% of the years. In today's environment, they would have lost many of their clients during their periods of underperformance. Longer term, it would have been the wrong decision to fire any of those money managers. In examining the seven long-term investment records, unfavorable investment results as compared to either index did not predict the future favorable comparative investment results that occurred, and favorable investment results in comparison to the DJIA or the S&P 500 were not always followed by future favorable comparative results. Stretches of consecutive annual underperformance ranged from one to six years.

Mr. Shahan concluded:

     UNFORTUNATELY, THERE IS NO WAY TO DISTINGUISH BETWEEN A POOR THREE-YEAR STRETCH FOR A MANAGER WHO WILL DO WELL OVER 15 YEARS, FROM A POOR THREE-YEAR STRETCH FOR A MANAGER WHO WILL CONTINUE TO DO POORLY. NOR IS THERE ANY REASON TO BELIEVE THAT A MANAGER WHO DOES WELL FROM THE OUTSET CANNOT CONTINUE TO DO WELL, AND CONSISTENTLY.

                       SEE NOTES TO FINANCIAL STATEMENTS

(LOGO)                                                 TWEEDY, BROWNE VALUE FUND

PORTFOLIO OF INVESTMENTS
March 31, 2009

                                                                      VALUE
     SHARES                                                          (NOTE 2)
---------------                                                  ---------------
                  COMMON STOCKS--85.1%
                  FRANCE--4.4%
         99,100   CNP Assurances .............................   $     6,249,834
        142,980   Total SA ...................................         7,104,579
                                                                 ---------------
                                                                      13,354,413
                                                                 ---------------
                  GERMANY--9.6%
        282,000   Henkel AG & Company, KGaA ..................         7,113,837
         73,300   Krones AG ..................................         2,333,750
        136,458   Linde AG ...................................         9,272,578
         57,480   Muenchener Rueckversicherungs-
                     Gesellschaft AG .........................         7,005,847
         50,600   Springer (Axel) Verlag AG ..................         3,450,458
                                                                 ---------------
                                                                      29,176,470
                                                                 ---------------
                  ITALY--1.2%
        635,000   Mediaset SPA ...............................         2,830,681
        264,000   Mondadori (Arnoldo) Editore SPA ............           820,202
                                                                 ---------------
                                                                       3,650,883
                                                                 ---------------
                  JAPAN--2.0%
        148,100   Canon Inc. .................................         4,228,430
         87,000   Honda Motor Company Ltd. ...................         2,039,131
                                                                 ---------------
                                                                       6,267,561
                                                                 ---------------
                  MEXICO--0.3%
        565,000   Grupo Continental SA .......................           917,028
                                                                 ---------------
                  NETHERLANDS--6.0%
        491,000   Heineken Holding NV ........................        11,923,299
        323,571   Unilever NV, ADR ...........................         6,341,992
                                                                 ---------------
                                                                      18,265,291
                                                                 ---------------
                  SOUTH KOREA--3.3%
        607,400   Korea Exchange Bank ........................         2,722,487
        467,163   SK Telecom Company Ltd., ADR ...............         7,217,668
                                                                 ---------------
                                                                       9,940,155
                                                                 ---------------
                  SPAIN--1.5%
        665,700   Gestevision Telecinco SA ...................         4,613,710
                                                                 ---------------
                  SWITZERLAND--6.8%
        430,300   Nestle SA, Registered, Sponsored ADR .......        14,436,565
        121,500   Novartis AG, Registered ....................         4,603,333
         11,900   Roche Holding AG ...........................         1,634,739
                                                                 ---------------
                                                                      20,674,637
                                                                 ---------------
                  UNITED KINGDOM--6.4%
        402,000   Daily Mail & General Trust, Class A ........         1,348,316
        276,000   Diageo PLC, Sponsored ADR ..................        12,351,000
        308,880   Unilever PLC, Sponsored ADR ................         5,847,098
                                                                 ---------------
                                                                      19,546,414
                                                                 ---------------
                  UNITED STATES--43.6%
         94,535   3M Company .................................         4,700,280
         94,402   American National Insurance Company ........         4,947,609
        126,292   Avatar Holdings Inc. + .....................         1,891,854
         97,139   Burlington Northern Santa Fe Corporation ...         5,842,911

                                                                      VALUE
     SHARES                                                          (NOTE 2)
---------------                                                  ---------------
                  UNITED STATES (CONTINUED)
        758,590   Comcast Corporation, Special Class A .......   $     9,763,053
        153,905   ConocoPhillips .............................         6,026,920
        136,105   Devon Energy Corporation ...................         6,082,533
        202,770   Emerson Electric Company ...................         5,795,167
        236,780   Federated Investors, Inc., Class B .........         5,270,723
         75,560   FinishMaster, Inc. + .......................         1,133,400
        100,804   Henry Schein, Inc. + .......................         4,033,168
        136,018   Home Depot, Inc. ...........................         3,204,584
        116,049   Johnson & Johnson ..........................         6,104,177
        357,000   Leucadia National Corporation + ............         5,315,730
         52,084   National Western Life Insurance
                     Company, Class A ........................         5,885,492
         98,000   Norfolk Southern Corporation ...............         3,307,500
        166,910   Philip Morris International, Inc. ..........         5,938,658
         55,225   Ramco-Gershenson Properties Trust, REIT ....           356,201
        185,088   Rayonier Inc., REIT ........................         5,593,359
        198,376   Torchmark Corporation ......................         5,203,403
        199,032   Transatlantic Holdings, Inc. ...............         7,099,472
        259,154   UniFirst Corporation .......................         7,214,847
        159,680   Union Pacific Corporation ..................         6,564,445
        238,000   Wal-Mart Stores, Inc. ......................        12,399,800
         85,235   WellPoint, Inc. + ..........................         3,236,373
                                                                 ---------------
                                                                     132,911,659
                                                                 ---------------
                  TOTAL COMMON STOCKS
                  (COST $246,895,624) ........................       259,318,221
                                                                 ---------------
                  REGISTERED INVESTMENT COMPANY--2.2%
      6,790,373   Dreyfus Government Prime Cash Management ...         6,790,373
                                                                 ---------------
                  TOTAL REGISTERED INVESTMENT COMPANY
                  (COST $6,790,373) ..........................         6,790,373
                                                                 ---------------

   FACE VALUE
---------------
U.S. TREASURY BILLS--8.6%
$     3,250,000   0.000% * due 5/7/09 ........................         3,249,431
     23,000,000   0.000% * due 6/24/09 ++ ....................        22,989,811
                                                                 ---------------
                  TOTAL U.S. TREASURY BILLS
                  (COST $26,233,443) .........................        26,239,242
                                                                 ---------------
TOTAL INVESTMENTS
   (COST $279,919,440**) .............................    95.9%      292,347,836
UNREALIZED APPRECIATION ON FORWARD CONTRACTS (NET) ...     3.0         9,111,233
OTHER ASSETS AND LIABILITIES (NET) ...................     1.1         3,327,815
                                                         -----   ---------------
NET ASSETS ...........................................   100.0%  $   304,786,884
                                                         =====   ===============

----------
*    RATE REPRESENTS ANNUALIZED YIELD AT DATE OF PURCHASE.

**   AGGREGATE COST FOR FEDERAL TAX PURPOSES IS $279,919,440.

+    NON-INCOME PRODUCING SECURITY.

++ AT MARCH 31, 2009, LIQUID ASSETS TOTALLING $3,998,228 HAVE BEEN SEGREGATED TO COVER CERTAIN OPEN FORWARD CONTRACTS.

ABBREVIATIONS:

ADR -- AMERICAN DEPOSITORY RECEIPT

REIT -- REAL ESTATE INVESTMENT TRUST

                        SEE NOTES TO FINANCIAL STATEMENTS

(LOGO)                                                 TWEEDY, BROWNE VALUE FUND

SECTOR DIVERSIFICATION (UNAUDITED)
March 31, 2009

                                                      PERCENTAGE OF       VALUE
SECTOR DIVERSIFICATION                                  NET ASSETS      (NOTE 2)
----------------------                                -------------   ------------
COMMON STOCKS:
Insurance .........................................        11.9%      $ 36,391,657
Food ..............................................         8.7         26,625,655
Beverage ..........................................         8.3         25,191,327
Media .............................................         7.5         22,826,420
Energy ............................................         6.3         19,214,032
Transportation ....................................         5.2         15,714,856
Capital Goods .....................................         4.2         12,829,197
Food & Staples Retailing ..........................         4.1         12,399,800
Pharmaceuticals, Biotechnology & Life Sciences ....         4.0         12,342,249
Diversified Financials ............................         3.5         10,586,453
Materials .........................................         3.0          9,272,578
Real Estate .......................................         2.6          7,841,414
Health Care Equipment & Services ..................         2.4          7,269,541
Telecommunication Services ........................         2.4          7,217,668
Consumer Durables & Apparel .......................         2.4          7,214,847
Household & Personal Products .....................         2.3          7,113,837
Tobacco ...........................................         1.9          5,938,658
Technology Hardware & Equipment ...................         1.4          4,228,430
Retailing .........................................         1.1          3,204,584
Automobiles & Components ..........................         1.0          3,172,531
Banks .............................................         0.9          2,722,487
                                                          -----       ------------
TOTAL COMMON STOCKS ...............................        85.1        259,318,221
                                                          -----       ------------
REGISTERED INVESTMENT COMPANY .....................         2.2          6,790,373
U.S. TREASURY BILLS ...............................         8.6         26,239,242
UNREALIZED APPRECIATION ON FORWARD
   CONTRACTS (NET) ................................         3.0          9,111,233
OTHER ASSETS AND LIABILITIES (NET) ................         1.1          3,327,815
                                                          -----       ------------
NET ASSETS ........................................       100.0%      $304,786,884
                                                          =====       ============

PORTFOLIO COMPOSITION (UNAUDITED)
March 31, 2009

                                  (PIE CHART)

FRANCE                    4%
GERMANY                  10%
ITALY                     1%
JAPAN                     2%
NETHERLANDS               6%
SOUTH KOREA               3%
SPAIN                     2%
SWITZERLAND               7%
UNITED KINGDOM            6%
UNITED STATES            44%
CASH EQUIVALENTS AND
   OTHER ASSETS AND
   LIABILITIES (NET)++   15%
MEXICO                    0%+

+    AMOUNT REPRESENTS LESS THAN 1% OF NET ASSETS

++   INCLUDES UNREALIZED APPRECIATION ON FORWARD CONTRACTS (NET)

                        SEE NOTES TO FINANCIAL STATEMENTS

(LOGO)                                                 TWEEDY, BROWNE VALUE FUND

SCHEDULE OF FORWARD EXCHANGE CONTRACTS
March 31, 2009

                                                       CONTRACT        VALUE
CONTRACTS                                             VALUE DATE      (NOTE 2)
---------                                             ----------   -------------
FORWARD EXCHANGE CONTRACTS TO BUY
    1,700,000   European Union Euro ...............     5/15/09    $   2,257,083
    3,800,000   European Union Euro ...............     7/20/09        5,046,751
    5,000,000   European Union Euro ...............     8/25/09        6,641,827
      850,000   Great Britain Pound Sterling ......     5/15/09        1,218,486
    4,000,000   Swiss Franc .......................     5/15/09        3,521,460
    5,500,000   Swiss Franc .......................     7/27/09        4,850,724
                                                                   -------------
TOTAL (Contract Amount $23,390,404) ...............                $  23,536,331
                                                                   =============
FORWARD EXCHANGE CONTRACTS TO SELL
    1,700,000   European Union Euro ...............     5/15/09    $  (2,257,083)
    7,500,000   European Union Euro ...............     7/20/09       (9,960,692)
    9,000,000   European Union Euro ...............     7/27/09      (11,953,309)
    5,000,000   European Union Euro ...............     8/25/09       (6,641,827)
   11,500,000   European Union Euro ...............    11/19/09      (15,286,248)
   16,000,000   European Union Euro ...............      2/5/10      (21,282,502)
    1,800,000   Great Britain Pound Sterling ......     5/15/09       (2,580,322)
    4,000,000   Great Britain Pound Sterling ......     7/27/09       (5,736,735)
      950,000   Great Britain Pound Sterling ......     8/25/09       (1,362,767)
    1,500,000   Great Britain Pound Sterling ......    11/19/09       (2,152,790)
  220,000,000   Japanese Yen ......................      2/5/10       (2,243,222)
1,500,000,000   South Korean Won ..................     5/15/09       (1,086,602)
  815,000,000   South Korean Won ..................     8/31/09         (592,619)
4,250,000,000   South Korean Won ..................      2/5/10       (3,124,343)
    4,000,000   Swiss Franc .......................     5/15/09       (3,521,460)
   10,000,000   Swiss Franc .......................     7/27/09       (8,819,499)
    2,000,000   Swiss Franc .......................     8/25/09       (1,765,236)
    2,000,000   Swiss Franc .......................     8/31/09       (1,765,514)
    4,000,000   Swiss Franc .......................    10/13/09       (3,535,282)
                                                                   -------------
TOTAL (Contract Amount $114,633,358) ..............                $(105,668,052)
                                                                   =============

                        SEE NOTES TO FINANCIAL STATEMENTS

(LOGO)                   TWEEDY, BROWNE WORLDWIDE HIGH DIVIDEND YIELD VALUE FUND

PORTFOLIO HIGHLIGHTS

March 31, 2009

                HYPOTHETICAL ILLUSTRATION OF $10,000 INVESTED IN
               TWEEDY, BROWNE WORLDWIDE HIGH DIVIDEND YIELD VALUE
             FUND VS. MORGAN STANLEY CAPITAL INTERNATIONAL ("MSCI")
                           WORLD INDEX (IN US DOLLARS)
                             9/5/07 THROUGH 3/31/09

                               (PERFORMANCE GRAPH)

                              (PLOT POINTS TO COME)

THE MSCI WORLD INDEX IS A FREE FLOAT-ADJUSTED MARKET CAPITALIZATION WEIGHTED INDEX THAT IS DESIGNED TO MEASURE EQUITY MARKET PERFORMANCE OF DEVELOPED MARKETS.

                          AVERAGE ANNUAL TOTAL RETURN*

                                                WITHOUT
THE FUND                              ACTUAL   WAIVERS**
----------------------------------   -------   ---------
Inception (9/5/07) through 3/31/09   (25.49)%   (25.78)%
Year Ended 3/31/09                   (35.25)%   (35.25)%

                             AGGREGATE TOTAL RETURN*

                               YEAR    INCEPTION
                              ENDED    (9/5/07)-
                             3/31/09    3/31/09
                             -------   ---------
The Fund                     (35.25)%  (36.99)%
MSCI World (in US Dollars)   (42.58)%  (46.44)%

NOTE: THE PERFORMANCE SHOWN REPRESENTS PAST PERFORMANCE AND IS NOT A GUARANTEE
      OF FUTURE RESULTS. THE FUND'S SHARE PRICE AND INVESTMENT RETURN WILL VARY WITH MARKET CONDITIONS, AND THE PRINCIPAL VALUE OF SHARES, WHEN REDEEMED, MAY BE MORE OR LESS THAN ORIGINAL COST.

* ASSUMES THE REINVESTMENT OF ALL DIVIDENDS AND DISTRIBUTIONS AND IS NET OF FOREIGN WITHHOLDING TAX.

** THE ADVISER HAS WAIVED A PORTION OF ITS FEES SINCE INCEPTION, SEPTEMBER 5, 2007.

                     SEE NOTES TO FINANCIAL STATEMENTS

(LOGO)                   TWEEDY, BROWNE WORLDWIDE HIGH DIVIDEND YIELD VALUE FUND

PERSPECTIVE ON ASSESSING INVESTMENT RESULTS

March 31, 2009

     In accordance with rules and guidelines set out by the United States (US) Securities and Exchange Commission, we have provided a comparison of the historical investment results of Tweedy, Browne Worldwide High Dividend Yield Value Fund to the historical investment results of the most appropriate broad-based securities indices, the Morgan Stanley Capital International (MSCI) World Index (in US dollars). However, the historical results of the MSCI World Index (in US dollars) in large measure represent the investment results of stocks that we do not own. Any portfolio that does not own exactly the same stocks in exactly the same proportions as the index to which the particular portfolio is being compared is not likely to have the same results as the index. The investment behavior of a diversified portfolio of undervalued stocks tends to be correlated to the investment behavior of a broad index; i.e., when the index is up, probably more than one-half of the stocks in the entire universe of public companies in all the countries that are included in the same index will be up, albeit in greater or lesser percentages than the index. Similarly, when the index declines, probably more than one-half of the stocks in the entire universe of public companies in all the countries that are included in the index will be down in greater or lesser percentages than the index. But it is almost a mathematical truth that "different stocks equal different results."

     We believe that favorable or unfavorable historical investment results in comparison to an index are not necessarily predictive of future comparative investment results. In 1986, V. Eugene Shahan, a Columbia University Business School alumnus and portfolio manager at U.S. Trust, wrote ARE SHORT-TERM PERFORMANCE AND VALUE INVESTING MUTUALLY EXCLUSIVE? In this article, Mr. Shahan analyzed the investment performance of seven money managers, about whom Warren Buffett wrote in his article, THE SUPER- INVESTORS OF GRAHAM AND DODDSVILLE. Over long periods of time, the seven managers significantly outperformed the market as measured by the Dow Jones Industrial Average (the "DJIA") or the Standard & Poor's 500 Stock Index (the "S&P 500") by between 7.7% and 16.5% annually. (The goal of most institutional money managers is to outperform the market by 2% to 3%.) However, for periods ranging from 13 years to 28 years, this group of managers underperformed the market between 7.7% and 42% of the years. Six of the seven investment managers underperformed the market between 28% and 42% of the years. In today's environment, they would have lost many of their clients during their periods of underperformance. Longer term, it would have been the wrong decision to fire any of those money managers. In examining the seven long-term investment records, unfavorable investment results as compared to either index did not predict the future favorable comparative investment results that occurred, and favorable investment results in comparison to the DJIA or the S&P 500 were not always followed by future favorable comparative results. Stretches of consecutive annual underperformance ranged from one to six years.

Mr. Shahan concluded:

     UNFORTUNATELY, THERE IS NO WAY TO DISTINGUISH BETWEEN A POOR THREE-YEAR STRETCH FOR A MANAGER WHO WILL DO WELL OVER 15 YEARS, FROM A POOR THREE-YEAR STRETCH FOR A MANAGER WHO WILL CONTINUE TO DO POORLY. NOR IS THERE ANY REASON TO BELIEVE THAT A MANAGER WHO DOES WELL FROM THE OUTSET CANNOT CONTINUE TO DO WELL, AND CONSISTENTLY.

                        SEE NOTES TO FINANCIAL STATEMENTS

(LOGO)                   TWEEDY, BROWNE WORLDWIDE HIGH DIVIDEND YIELD VALUE FUND

PORTFOLIO OF INVESTMENTS
March 31, 2009

                                                                      VALUE
     SHARES                                                          (NOTE 2)
---------------                                                  ---------------
                  COMMON STOCKS--84.8%
                  CANADA--1.7%
         56,100   IGM Financial, Inc. ........................   $     1,355,960
                                                                 ---------------
                  FINLAND--1.9%
         74,500   Kone Oyj, Class B ..........................         1,543,057
                                                                 ---------------
                  FRANCE--6.5%
         43,100   CNP Assurances .............................         2,718,142
         49,150   Total SA ...................................         2,442,230
                                                                 ---------------
                                                                       5,160,372
                                                                 ---------------
                  GERMANY--3.7%
         24,500   Muenchener Rueckversicherungs-Gesellschaft
                     AG ......................................         2,986,139
                                                                 ---------------
                  ITALY--3.6%
         91,400   Eni SPA ....................................         1,774,168
        246,275   Mediaset SPA ...............................         1,097,836
                                                                 ---------------
                                                                       2,872,004
                                                                 ---------------
                  MEXICO--4.8%
        964,100   Embotelladoras Arca SA de CV ...............         1,687,158
        653,600   Kimberly-Clark de Mexico SA de CV,
                     Class A .................................         2,130,932
                                                                 ---------------
                                                                       3,818,090
                                                                 ---------------
                  NETHERLANDS--8.6%
         47,880   Akzo Nobel NV ..............................         1,811,440
         92,820   Heineken NV ................................         2,637,282
        122,400   Unilever NV, CVA ...........................         2,413,288
                                                                 ---------------
                                                                       6,862,010
                                                                 ---------------
                  SOUTH KOREA--3.0%
        305,300   Korea Exchange Bank ........................         1,368,415
         65,900   SK Telecom Company Ltd., ADR ...............         1,018,155
                                                                 ---------------
                                                                       2,386,570
                                                                 ---------------
                  SPAIN--2.3%
         92,300   Telefonica SA ..............................         1,840,657
                                                                 ---------------
                  SWITZERLAND--2.1%
         43,500   Novartis AG, Registered ....................         1,648,107
                                                                 ---------------
                  UNITED KINGDOM--12.3%
        231,230   BP PLC .....................................         1,562,700
        227,000   Daily Mail & General Trust, Class A ........           761,363
        209,600   Diageo PLC, Sponsored ADR ..................         2,362,870
        155,500   GlaxoSmithKline PLC ........................         2,423,871
        268,700   Pearson PLC ................................         2,701,750
                                                                 ---------------
                                                                       9,812,554
                                                                 ---------------

                                                                      VALUE
     SHARES                                                          (NOTE 2)
---------------                                                  ---------------
                  UNITED STATES--34.3%
         52,670   3M Company                                     $     2,618,752
         55,565   Altria Group, Inc. .........................           890,151
        115,800   AT&T, Inc. .................................         2,918,160
         55,760   Coca-Cola Company/The ......................         2,450,652
         57,815   ConocoPhillips .............................         2,264,035
         88,880   Emerson Electric Company ...................         2,540,190
         76,600   Federated Investors, Inc., Class B .........         1,705,116
         85,275   Genuine Parts Company ......................         2,546,312
         85,945   Home Depot, Inc. ...........................         2,024,864
         23,180   Johnson & Johnson ..........................         1,219,268
         51,625   Norfolk Southern Corporation ...............         1,742,344
         81,745   Philip Morris International, Inc. ..........         2,908,487
         45,190   Reynolds American, Inc. ....................         1,619,610
                                                                 ---------------
                                                                      27,447,941
                                                                 ---------------
                  TOTAL COMMON STOCKS
                  (COST $88,026,401) .........................        67,733,461
                                                                 ---------------
                  REGISTERED INVESTMENT COMPANY--3.0%
      2,377,212   Dreyfus Government Prime Cash Management ...         2,377,212
                                                                 ---------------
                  TOTAL REGISTERED INVESTMENT COMPANY
                  (COST $2,377,212) ..........................         2,377,212
                                                                 ---------------

   FACE VALUE
---------------
                  TREASURY BILLS--11.8%
                  GERMANY--9.9%
E     6,000,000   0.000% * due 4/22/09 ...............                 7,962,742
                                                                 ---------------
                  UNITED STATES--1.9%
$     1,500,000   0.000% * due 6/24/09 ...............                 1,499,336
                                                                 ---------------
                  TOTAL TREASURY BILLS
                  (COST $9,110,176) ..................                 9,462,078
                                                                 ---------------
TOTAL INVESTMENTS
   (COST $99,513,789**) ..............................    99.6%       79,572,751
OTHER ASSETS AND LIABILITIES (NET) ...................     0.4           340,179
                                                         -----   ---------------
NET ASSETS ...........................................   100.0%  $    79,912,930
                                                         =====   ===============

----------
*    RATE REPRESENTS ANNUALIZED YIELD AT DATE OF PURCHASE.

**   AGGREGATE COST FOR FEDERAL TAX PURPOSES IS $99,513,789.

ABBREVIATIONS:

ADR -- AMERICAN DEPOSITORY RECEIPT

CVA -- CERTIFICAATEN VAN AANDELEN (SHARE CERTIFICATES)

                        SEE NOTES TO FINANCIAL STATEMENTS

(LOGO)                   TWEEDY, BROWNE WORLDWIDE HIGH DIVIDEND YIELD VALUE FUND

SECTOR DIVERSIFICATION (UNAUDITED)
March 31, 2009

                                                     PERCENTAGE OF      VALUE
SECTOR DIVERSIFICATION                                 NET ASSETS      (NOTE 2)
----------------------------------------             -------------   -----------
COMMON STOCKS:
Beverage .........................................        11.5%      $ 9,137,962
Energy ...........................................        10.1         8,043,133
Capital Goods ....................................         8.4         6,701,999
Telecommunication Services .......................         7.2         5,776,972
Insurance ........................................         7.1         5,704,281
Tobacco ..........................................         6.8         5,418,248
Pharmaceuticals, Biotechnology & Life Sciences ...         6.6         5,291,246
Retailing ........................................         5.7         4,571,176
Media ............................................         5.7         4,560,949
Diversified Financials ...........................         3.8         3,061,076
Food .............................................         3.0         2,413,288
Household & Personal Products ....................         2.7         2,130,932
Materials ........................................         2.3         1,811,440
Transportation ...................................         2.2         1,742,344
Banks ............................................         1.7         1,368,415
                                                         -----       -----------
TOTAL COMMON STOCKS ..............................        84.8        67,733,461
                                                         -----       -----------
REGISTERED INVESTMENT COMPANY ....................         3.0         2,377,212
TREASURY BILLS ...................................        11.8         9,462,078
OTHER ASSETS AND LIABILITIES (NET) ...............         0.4           340,179
                                                         -----       -----------
NET ASSETS .......................................       100.0%      $79,912,930
                                                         =====       ===========

PORTFOLIO COMPOSITION (UNAUDITED)
March 31, 2009

                                   (PIE CHART)

CANADA-                  2%
FINLAND-                 2%
FRANCE-                  6%
GERMANY-                 4%
ITALY-                   4%
MEXICO-                  5%
NETHERLANDS-             9%
SOUTH KOREA-             3%
SPAIN-                   2%
SWITZERLAND-             2%
UNITED KINGDOM-         12%
UNITED STATES-          34%
CASH EQUIVALENTS AND
   OTHER ASSETS AND
   LIABILITIES (NET)-   15%

                        SEE NOTES TO FINANCIAL STATEMENTS

TWEEDY, BROWNE FUND INC.

STATEMENTS OF ASSETS AND LIABILITIES
March 31, 2009

                                                                                                 WORLDWIDE HIGH
                                                                  GLOBAL VALUE        VALUE      DIVIDEND YIELD
                                                                      FUND            FUND         VALUE FUND
                                                                 --------------   ------------   --------------
ASSETS
   Investments, at cost.......................................   $2,792,760,832   $279,919,440   $ 99,513,789
                                                                 ==============   ============   ============
   Investments, at value (Note 2).............................   $2,866,077,076   $292,347,836   $ 79,572,751
   Foreign currency (a).......................................          997,449         58,099             --
   Dividends and interest receivable..........................        9,512,082        513,564        342,424
   Receivable for investment securities sold..................        1,184,748      9,997,995             --
   Recoverable foreign withholding taxes......................        5,493,254         53,208         37,429
   Receivable for Fund shares sold............................        1,666,401         47,395         60,495
   Unrealized appreciation of forward exchange
      contracts (Note 2)......................................      254,144,583     10,840,318             --
   Prepaid expense............................................           56,352          3,513            645
                                                                 --------------   ------------   ------------
      TOTAL ASSETS............................................    3,139,131,945    313,861,928     80,013,744
                                                                 --------------   ------------   ------------
LIABILITIES
   Unrealized depreciation of forward exchange
   contracts (Note 2).........................................   $   37,295,655   $  1,729,085            $--
   Payable for investment securities purchased................               --      6,876,176             --
   Payable for Fund shares redeemed...........................        4,238,254        182,008         29,279
   Investment advisory fee payable (Note 3)...................        2,073,975        202,064         44,916
   Transfer agent fees payable (Note 3).......................          335,780         26,566          5,595
   Custodian fees payable (Note 3)............................          257,507          6,521          4,488
   Administration and accounting fees payable (Note 3)........           72,399          7,086          1,942
   Accrued expenses and other payables........................          498,389         45,538         14,594
                                                                 --------------   ------------   ------------
      TOTAL LIABILITIES.......................................       44,771,959      9,075,044        100,814
                                                                 --------------   ------------   ------------
NET ASSETS....................................................   $3,094,359,986   $304,786,884   $ 79,912,930
                                                                 ==============   ============   ============
NET ASSETS CONSIST OF
   Undistributed (distributions in excess of) net
      investment income.......................................   $    9,991,934   $     51,907   $   (501,868)
   Accumulated net realized loss on securities, forward
      exchange contracts and foreign currencies...............     (436,448,302)   (10,879,870)   (16,167,519)
   Net unrealized appreciation (depreciation) of
      securities, forward exchange contracts, foreign
      currencies and net other assets.........................      289,363,768     21,537,072    (19,944,791)
   Par value..................................................           21,870          2,395          1,312
   Paid-in capital in excess of par value.....................    3,231,430,716    294,075,380    116,525,796
                                                                 --------------   ------------   ------------
      TOTAL NET ASSETS........................................   $3,094,359,986   $304,786,884   $ 79,912,930
                                                                 ==============   ============   ============
CAPITAL STOCK, (common stock outstanding).....................      218,704,421     23,946,127     13,117,941
                                                                 ==============   ============   ============
NET ASSET VALUE, offering and redemption price per share......   $        14.15   $      12.73   $       6.09
                                                                 ==============   ============   ============

----------
(a) Foreign currency held at cost for the Global Value Fund, Value Fund and Worldwide High Dividend Yield Value Fund was $1,009,847, $59,136 and $0, respectively.

                       SEE NOTES TO FINANCIAL STATEMENTS

TWEEDY, BROWNE FUND INC.

STATEMENTS OF OPERATIONS
For the Year Ended March 31, 2009

                                                                                                        WORLDWIDE HIGH
                                                                        GLOBAL VALUE        VALUE       DIVIDEND YIELD
                                                                            FUND             FUND         VALUE FUND
                                                                      ---------------   -------------   --------------
INVESTMENT INCOME
   Dividends.......................................................   $   202,098,736   $   8,879,016   $    3,256,565
   Special dividend................................................        31,165,615              --               --
   Foreign withholding taxes.......................................       (20,117,956)       (500,033)        (188,025)
   Interest........................................................         5,626,427         535,841          165,255
                                                                      ---------------   -------------   --------------
         TOTAL INVESTMENT INCOME...................................       218,772,822       8,914,824        3,233,795
                                                                      ---------------   -------------   --------------
EXPENSES
   Investment advisory fee (Note 3)................................        61,437,534       4,579,458          926,962
   Custodian fees (Note 3).........................................         2,286,661          42,791           25,354
   Transfer agent fees (Note 3)....................................         1,776,927         238,362           62,846
   Administration and accounting fees (Note 3).....................         1,241,218          95,462           21,142
   Legal and audit fees............................................           524,977          38,848           15,669
   Directors' fees and expenses (Note 3)...........................           256,352          43,303           17,559
   Other...........................................................         1,138,290         124,149           71,031
                                                                      ---------------   -------------   --------------
         Total Expenses before waivers.............................        68,661,959       5,162,373        1,140,563
                                                                      ---------------   -------------   --------------
   Less: Investment advisory fees waived and/or expenses
      reimbursed (Note 3)..........................................                --              --         (124,612)
                                                                      ---------------   -------------   --------------
         NET EXPENSES..............................................        68,661,959       5,162,373        1,015,951
                                                                      ---------------   -------------   --------------
NET INVESTMENT INCOME..............................................       150,110,863       3,752,451        2,217,844
                                                                      ---------------   -------------   --------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
(Notes 2 and 4):
   Net realized gain (loss) on:
      Securities...................................................      (458,471,975)      5,475,375      (15,936,947)
      Forward exchange contracts...................................       (21,060,883)      3,340,663               --
      Foreign currencies and net other assets......................        (2,474,382)         (8,872)        (890,106)
                                                                      ---------------   -------------   --------------
   Net realized gain (loss) on investments during the year.........      (482,007,240)      8,807,166      (16,827,053)
                                                                      ---------------   -------------   --------------
   Net unrealized appreciation (depreciation) of:
      Securities...................................................    (2,612,587,029)   (152,409,683)     (17,297,460)
      Forward exchange contracts...................................       595,283,611      13,515,598               --
      Foreign currencies and net other assets......................        (1,352,345)         (2,319)             (19)
                                                                      ---------------   -------------   --------------
   Net unrealized depreciation of investments during the year......    (2,018,655,763)   (138,896,404)     (17,297,479)
                                                                      ---------------   -------------   --------------
NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS....................    (2,500,663,003)   (130,089,238)     (34,124,532)
                                                                      ---------------   -------------   --------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS...............   $(2,350,552,140)  $(126,336,787)  $  (31,906,688)
                                                                      ===============   =============   ==============

                        SEE NOTES TO FINANCIAL STATEMENTS

TWEEDY, BROWNE FUND INC.

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                                                WORLDWIDE HIGH
                                                                                                                DIVIDEND YIELD
                                                  GLOBAL VALUE FUND                  VALUE FUND                   VALUE FUND
                                          --------------------------------  ----------------------------  --------------------------
                                             YEAR ENDED       YEAR ENDED      YEAR ENDED     YEAR ENDED    YEAR ENDED   PERIOD ENDED
                                             3/31/2009        3/31/2008       3/31/2009      3/31/2008      3/31/2009   3/31/2008(a)
                                          ---------------  ---------------  -------------  -------------  ------------  ------------
Net investment income...................  $   150,110,863  $   115,160,238  $   3,752,451  $   4,042,557  $  2,217,844  $   712,127
Net realized gain (loss) on
   securities, forward exchange
   contracts and currency
   transactions.........................     (482,007,240)     876,394,435      8,807,166     44,786,741   (16,827,053)    (225,734)
Net unrealized depreciation of
   securities, forward exchange
   contracts, foreign currencies
   and net other assets.................   (2,018,655,763)  (1,417,917,216)  (138,896,404)   (72,215,677)  (17,297,479)  (2,647,312)
                                          ---------------  ---------------  -------------  -------------  ------------  -----------
Net decrease in net assets
   resulting from operations............   (2,350,552,140)    (426,362,543)  (126,336,787)   (23,386,379)  (31,906,688)  (2,160,919)
DISTRIBUTIONS:
Dividends to shareholders from
   net investment income................     (151,157,844)    (110,718,203)    (4,058,653)    (3,498,339)   (2,319,850)    (197,387)
Distributions to shareholders from
   net realized gain on investments.....     (415,942,376)    (668,961,240)   (39,043,896)   (44,343,810)           --           --
Net increase (decrease) in net assets
   from Fund share transactions.........     (652,232,893)    (454,010,757)    62,988,730    (33,060,554)   43,739,295   72,739,240
   Redemption Fees......................          374,744          234,553             --             --        13,845        5,394
                                          ---------------  ---------------  -------------  -------------  ------------  -----------
Net increase (decrease) in net assets...   (3,569,510,509)  (1,659,818,190)  (106,450,606)  (104,289,082)    9,526,602   70,386,328
NET ASSETS
Beginning of year/period................    6,663,870,495    8,323,688,685    411,237,490    515,526,572    70,386,328           --
                                          ---------------  ---------------  -------------  -------------  ------------  -----------
End of year/period......................  $ 3,094,359,986  $ 6,663,870,495  $ 304,786,884  $ 411,237,490  $ 79,912,930  $70,386,328
                                          ===============  ===============  =============  =============  ============  ===========
Undistributed (distributions in
   excess of) net investment
   income at end of year/period.........  $     9,991,934  $    14,412,014  $      51,907  $     465,314  $   (501,868) $   499,106
                                          ===============  ===============  =============  =============  ============  ===========

----------
(a) The Tweedy, Browne Worldwide High Dividend Yield Value Fund commenced operations on September 5, 2007.

                       SEE NOTES TO FINANCIAL STATEMENTS

TWEEDY, BROWNE FUND INC.

FINANCIAL HIGHLIGHTS

TWEEDY, BROWNE GLOBAL VALUE FUND
For a Fund share outstanding throughout each year.

                                                 YEAR           YEAR         YEAR         YEAR         YEAR
                                                 ENDED          ENDED        ENDED        ENDED        ENDED
                                               3/31/09        3/31/08      3/31/07      3/31/06      3/31/05
                                              ----------     ----------   ----------   ----------   ----------
Net asset value, beginning of year .......    $    27.21     $    32.31   $    28.56   $    24.08   $    21.23
                                              ----------     ----------   ----------   ----------   ----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income ....................          0.66(a)        0.50         0.47         0.34         0.31(b)
Net realized and unrealized gain (loss) on
   investments ...........................        (10.90)         (2.24)        4.06         4.51         2.81
                                              ----------     ----------   ----------   ----------   ----------
   Total from investment operations ......        (10.24)         (1.74)        4.53         4.85         3.12
                                              ----------     ----------   ----------   ----------   ----------
DISTRIBUTIONS:
Dividends from net investment income .....         (0.75)         (0.48)       (0.43)       (0.37)       (0.27)
Distributions from net realized gains ....         (2.07)         (2.88)       (0.35)          --           --
                                              ----------     ----------   ----------   ----------   ----------
   Total distributions ...................         (2.82)         (3.36)       (0.78)       (0.37)       (0.27)
                                              ----------     ----------   ----------   ----------   ----------
Redemption fees (c) ......................          0.00           0.00         0.00         0.00         0.00
                                              ----------     ----------   ----------   ----------   ----------
Net asset value, end of year .............    $    14.15     $    27.21   $    32.31   $    28.56   $    24.08
                                              ==========     ==========   ==========   ==========   ==========
Total return (d) .........................        (38.57)%        (6.35)%      16.01%       20.24%       14.75%
                                              ==========     ==========   ==========   ==========   ==========
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000s) ........    $3,094,360     $6,663,870   $8,323,689   $8,060,962   $6,707,322
Ratio of operating expenses to average net
   assets ................................          1.40%          1.37%        1.37%        1.38%        1.39%
Ratio of net investment income to average
   net assets ............................          3.05%(e)       1.45%        1.53%        1.33%        1.41%(b)
Portfolio turnover rate ..................            16%             9%          13%           6%          13%

----------
(a) Net investment income per share was calculated using the average shares method.

(b) For year ended 3/31/05, investment income per share reflects a special dividend which amounted to $0.13 per share. Excluding the special dividend, the ratio of net investment income to average net assets would have been 0.78% per share.

(c)  Amount represents less than $0.01 per share.

(d)  Total return represents aggregate total return for the periods indicated.

(e) For year ended 3/31/09, investment income per share reflects a special dividend which amounted to $0.14 per share. Excluding the special dividend, the ratio of net investment income to average net assets would have been 2.42% per share.

TWEEDY, BROWNE VALUE FUND

For a Fund share outstanding throughout each year.

                                               YEAR         YEAR       YEAR       YEAR        YEAR
                                               ENDED        ENDED      ENDED      ENDED       ENDED
                                             3/31/09      3/31/08    3/31/07    3/31/06     3/31/05
                                             --------     --------   --------   --------    --------
Net asset value, beginning of year .......   $  20.90     $  24.65   $  24.27   $  24.67    $  24.38
                                             --------     --------   --------   --------    --------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income ....................       0.18         0.22       0.21       0.30(a)     0.35(b)
Net realized and unrealized gain(loss) on
   investments ...........................      (6.22)       (1.43)      2.38       1.49        0.69
                                             --------     --------   --------   --------    --------
   Total from investment operations ......      (6.04)       (1.21)      2.59       1.79        1.04
                                             --------     --------   --------   --------    --------
DISTRIBUTIONS:
Dividends from net investment income .....      (0.20)       (0.19)     (0.27)     (0.33)      (0.39)
Distributions from net realized gains ....      (1.93)       (2.35)     (1.94)     (1.86)      (0.36)
                                             --------     --------   --------   --------    --------
   Total distributions ...................      (2.13)       (2.54)     (2.21)     (2.19)      (0.75)
                                             --------     --------   --------   --------    --------
Net asset value, end of year .............   $  12.73     $  20.90   $  24.65   $  24.27    $  24.67
                                             ========     ========   ========   ========    ========
Total return (c) .........................     (30.01)%      (5.41)%    10.76%      7.41%       4.18%
                                             ========     ========   ========   ========    ========
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000s) ........   $304,787     $411,237   $515,527   $548,169    $659,077
Ratio of operating expenses to average net
   assets ................................       1.41%        1.37%      1.38%      1.36%       1.37%
Ratio of net investment income to average
   net assets ............................       1.02%        0.83%      0.80%      1.08%(a)    1.30%(b)
Portfolio turnover rate ..................         37%          11%         9%         9%          4%

----------
(a) For year ended 3/31/06, investment income per share reflects a special dividend which amounted to $0.05 per share. Excluding the special dividend, the ratio of net investment income to average net assets would have been 0.88% per share.

(b) For year ended 3/31/05, investment income per share reflects a special dividend which amounted to $0.22 per share. Excluding the special dividend, the ratio of net investment income to average net assets would have been 0.45% per share.

(c)  Total return represents aggregate total return for the periods indicated.

                     SEE NOTES TO FINANCIAL STATEMENTS

TWEEDY, BROWNE FUND INC.

FINANCIAL HIGHLIGHTS

TWEEDY, BROWNE WORLDWIDE HIGH DIVIDEND YIELD VALUE FUND
For a Fund share outstanding throughout each year/period.

                                                                YEAR       PERIOD
                                                               ENDED       ENDED
                                                              3/31/09   3/31/08 (a)
                                                              -------   -----------
Net asset value, beginning of year/period .................   $  9.70   $ 10.00
                                                              -------   -------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income .....................................      0.22      0.10
Net realized and unrealized gain (loss) on investments ....     (3.57)    (0.37)
                                                              -------   -------
   Total from investment operations .......................     (3.35)    (0.27)
                                                              -------   -------
DISTRIBUTIONS:
Dividends from net investment income ......................     (0.26)    (0.03)
Distributions from net realized gains .....................        --        --
                                                              -------   -------
   Total distributions ....................................     (0.26)    (0.03)
                                                              -------   -------
Redemption fees (b) .......................................      0.00      0.00
                                                              -------   -------
Net asset value, end of year/period .......................   $  6.09   $  9.70
                                                              =======   =======
Total return (c) ..........................................    (35.25)%   (2.69)%
                                                              =======   =======
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year/period (in 000s) ..................   $79,913   $70,386
Ratio of operating expenses to average net assets .........      1.37%     1.37%(d)
Ratio of operating expenses to average net assets excluding
   waivers and/or reimbursement of expenses ...............      1.54%     1.86%(d)
Ratio of net investment income to average net assets ......      2.99%     2.38%(d)
Portfolio turnover rate ...................................        38%        2%

----------
(a) The Tweedy, Browne Worldwide High Dividend Yield Value Fund commenced operations on September 5, 2007.

(b)  Amount represents less than $0.01 per share.

(c)  Total return represents aggregate total return for the period indicated.

(d)  Annualized

                     SEE NOTES TO FINANCIAL STATEMENTS

TWEEDY, BROWNE FUND INC.

NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION

     Tweedy, Browne Fund Inc. (the "Company") is an open-end management investment company registered with the United States ("U.S.") Securities and Exchange Commission under the Investment Company Act of 1940, as amended. The Company was organized as a Maryland corporation on January 28, 1993. Tweedy, Browne Global Value Fund ("Global Value Fund"), Tweedy, Browne Value Fund ("Value Fund"), and Tweedy, Browne Worldwide High Dividend Yield Value Fund ("Worldwide High Dividend Yield Value Fund"), (collectively, the "Funds"), are each a diversified series of the Company.

     The Funds commenced operations as follows:

                                           COMMENCEMENT OF
FUND                                          OPERATIONS
----                                       ---------------
Global Value Fund                              06/15/93
Value Fund                                     12/08/93
Worldwide High Dividend Yield Value Fund       09/05/07

     The Global Value Fund seeks long-term capital growth by investing primarily in foreign securities that Tweedy, Browne Company LLC ("Tweedy, Browne" or the "Investment Adviser") believes are undervalued. The Value Fund seeks long-term capital growth by investing primarily in U.S. and foreign securities that Tweedy, Browne believes are undervalued. The Worldwide High Dividend Yield Value Fund seeks long-term capital growth by investing in U.S. and foreign securities that Tweedy, Browne believes to have above-average dividend yields and valuations that are reasonable.

2. SIGNIFICANT ACCOUNTING POLICIES

     The preparation of financial statements in accordance with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements.

     PORTFOLIO VALUATION Portfolio securities and other assets, listed on a U.S. national securities exchange, comparable foreign securities exchange or through any system providing for contemporaneous publication of actual prices (and not subject to restrictions against sale by the Fund on such exchange or system) are valued at the last sale price prior to the close of regular trading on the principal exchange or system for such security or asset or, if applicable, the NASDAQ Official Closing Price ("NOCP"). Portfolio securities and other assets, which are readily marketable but for which there are no reported sales on the valuation date, whether because they are not traded in a system providing for same day publication of sales or because there were no sales reported on such date, are generally valued at the mean between the last asked price and the last bid price prior to the close of regular trading. Securities and other assets for which current market quotations are not readily available, and those securities which are generally not readily marketable due to significant legal or contractual restrictions, will be valued at fair value as determined by the Investment Adviser under the direction of the Board of Directors. Securities and other assets for which the most recent market quotations may not be reliable (including because the last sales price does not reflect current market value at the time of valuing the Funds' asset due to developments since such last price) may be valued at fair value if the Investment Adviser concluded that fair valuation will likely result in a more accurate net asset valuation. Debt securities purchased with a remaining maturity of more than 60 days are valued through pricing obtained by pricing services approved by the Funds' Board of Directors. Debt securities purchased with a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value, or by reference to other factors (i.e., pricing services or dealer quotations) by the Investment Adviser.

     During the year, the Funds adopted Financial Accounting Standards No. 157, Fair Value Measurement ("FAS 157"). This standard clarifies the definition of fair value for financial reporting, establishes a framework for measuring fair value and requires additional disclosures about the use of fair value measurements. The three levels of the fair value hierarchy under FAS 157 are described below:

     -    Level 1 - quoted prices in active markets for identical securities

     - Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

     - Level 3 - significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

TWEEDY, BROWNE FUND INC.

NOTES TO FINANCIAL STATEMENTS

     The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. A summary of the inputs used to value the Funds' assets carried at fair value as of March 31, 2009 is as follows:

                                                        GLOBAL VALUE FUND
                                                --------------------------------
                                                  INVESTMENTS    OTHER FINANCIAL
VALUATION INPUTS                                 IN SECURITIES   INSTRUMENTS (a)
----------------                                --------------   ---------------
Level 1 - Quoted Prices-Investments             $2,713,830,433     $         --
Level 2 - Other Significant Observable Inputs      152,152,845      216,848,928
Level 3 - Significant Unobservable Inputs               93,798               --
                                                --------------     ------------
TOTAL                                           $2,866,077,076     $216,848,928
                                                ==============     ============

                                                           VALUE FUND
                                                -------------------------------
                                                 INVESTMENTS    OTHER FINANCIAL
VALUATION INPUTS                                IN SECURITIES   INSTRUMENTS (a)
----------------                                -------------   ---------------
Level 1 - Quoted Prices-Investments              $264,975,194      $       --
Level 2 - Other Significant Observable Inputs      27,372,642       9,111,233
Level 3 - Significant Unobservable Inputs                  --              --
                                                 ------------      ----------
TOTAL                                            $292,347,836      $9,111,233
                                                 ============      ==========

                                                 WORLDWIDE HIGH DIVIDEND YIELD
                                                           VALUE FUND
                                                -------------------------------
                                                 INVESTMENTS    OTHER FINANCIAL
VALUATION INPUTS                                IN SECURITIES   INSTRUMENTS (a)
----------------                                -------------   ---------------
Level 1 - Quoted Prices-Investments              $70,110,673          $--
Level 2 - Other Significant Observable Inputs      9,462,078           --
Level 3 - Significant Unobservable Inputs               --             --
                                                 -----------          ---
TOTAL                                            $79,572,751          $--
                                                 ===========          ===

(a) Other financial instruments are forward foreign currency contracts not reflected in the Portfolio of Investments, which are valued at the unrealized appreciation (depreciation) on the contracts.

The following is a reconciliation of the Global Value Fund's Level 3 investments for which significant unobservable inputs were used to determine fair value.

                                                    INVESTMENTS
                                                   IN SECURITIES
                                                      (VALUE)
                                                   -------------
Balance as of 3/31/08                                $105,657
Realized gain/loss                                         --
Change in unrealized appreciation/(depreciation)      (72,334)
Net purchases (sales)                                      --
Transfers in and/or out of Level 3                     60,475
                                                      -------
Balance as of 3/31/09                                 $93,798
                                                      =======

     The net unrealized losses presented in the tables above relate to investments that are still held at March 31, 2009, and the Fund presents these unrealized losses on the Statements of Operations as net unrealized appreciation (depreciation) of securities.

     Investments designated as Level 3 may include assets valued using quotes or indications furnished by brokers, which are based on models or estimates and may not be executable prices. In light of the developing market conditions, the Company continues to search for observable data points and evaluate broker quotes and indications received for portfolio investments. As a result, for the year ended March 31, 2009, one of the Global Value Fund's portfolio investments, with a value of $60,475, was transferred from Level 2 to Level 3.

     FOREIGN CURRENCY The books and records of the Funds are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the exchange rates prevailing at the end of the period, and purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions. Unrealized gains and losses which result from changes in foreign currency exchange rates have been included in the unrealized appreciation (depreciation) of currencies and net other assets. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investments, securities transactions, foreign currency transactions and the difference between the amounts of interest and dividends recorded on the books of the Funds and the amount actually received. The portion of foreign currency gains and losses related to fluctuation in the exchange rates between the initial purchase trade date and subsequent sale trade date is included in realized gains and losses on investment securities sold.

TWEEDY, BROWNE FUND INC.

NOTES TO FINANCIAL STATEMENTS

     FORWARD EXCHANGE CONTRACTS The Global Value Fund and Value Fund may enter into forward exchange contracts for non-trading purposes in order to reduce their exposure to fluctuations in foreign currency exchange on their portfolio holdings. Forward exchange contracts are valued at the forward rate and are marked-to-market daily. The change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time that it was opened and the value of the contract at the time that it was closed.

     The use of forward exchange contracts does not eliminate fluctuations in the underlying prices of the Funds' investment securities, but it does establish a rate of exchange that can be achieved in the future. Although forward exchange contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts.

     SECURITIES TRANSACTIONS AND INVESTMENT INCOME Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Large nonrecurring dividends recognized by a Fund are presented separately on the Statement of Operations as "special dividends" and the impact of these dividends to net investment income per share is presented in the financial highlights. Interest income is recorded on the accrual basis. Dividend income and interest income may be subject to foreign withholding taxes. The Funds' custodian applies for refunds on behalf of each Fund where available.

     Tweedy, Browne is reimbursed by the Funds for the cost of settling transactions in U.S. securities for the Funds through its clearing broker. For the year ended March 31, 2009, Global Value Fund, Value Fund and Worldwide High Dividend Yield Value Fund reimbursed Tweedy, Browne $1,418, $1,457 and $1,615, respectively, for such transaction charges.

     DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS Dividends from net investment income, if any, will be declared and paid annually for the Global Value Fund and Value Fund and semi-annually for the Worldwide High Dividend Yield Value Fund. Distributions from realized capital gains after utilization of capital loss carryforwards, if any, will be declared and paid annually for each of the Funds. Additional distributions of net investment income and capital gains from the Funds may be made at the discretion of the Board of Directors in order to avoid the application of a 4% non-deductible federal excise tax on certain undistributed amounts of ordinary income and capital gains. Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Funds, timing differences and differing characterization of distributions made by the Funds.

     The character of distributions paid on a tax basis during the fiscal year ended March 31, 2009 is as follows:

                                                        WORLDWIDE HIGH
DISTRIBUTIONS                 GLOBAL                    DIVIDEND YIELD
PAID FROM:                  VALUE FUND     VALUE FUND     VALUE FUND
-------------              ------------   -----------   --------------
Investment income          $267,790,335   $ 5,472,114     $2,319,850
Short-term capital gain              --            --             --
Ordinary income             267,790,335     5,472,114      2,319,850
Long-term capital gain      299,309,885    37,630,435             --
                           ------------   -----------     ----------
Total Distributions        $567,100,220   $43,102,549     $2,319,850
                           ============   ===========     ==========

     The character of distributions paid on a tax basis during the fiscal year ended March 31, 2008 is as follows:

                                                        WORLDWIDE HIGH
DISTRIBUTIONS                 GLOBAL                    DIVIDEND YIELD
PAID FROM:                  VALUE FUND     VALUE FUND     VALUE FUND
-------------              ------------   -----------   --------------
Investment income          $110,718,203   $ 3,498,339      $197,387
Short-term capital gain              --            --            --
Ordinary income             110,718,203     3,498,339       197,387
Long-term capital gain      668,961,240    44,343,810            --
                           ------------   -----------      --------
Total Distributions        $779,679,443   $47,842,149      $197,387
                           ============   ===========      ========

     As of March 31, 2009, the components of distributable earnings on a tax basis were as follows:

                                                         WORLDWIDE HIGH
                               GLOBAL                    DIVIDEND YIELD
                             VALUE FUND     VALUE FUND     VALUE FUND
                           -------------   -----------   -------------
Undistributed ordinary
   income                  $  10,283,720   $   121,518    $    390,640
Undistributed realized
   gain                               --            --              --
Unrealized appreciation/
   (depreciation)             75,576,760    12,428,396     (19,941,038)
Accumulated capital and
other losses                (224,316,914)   (1,838,248)    (17,002,408)
                           -------------   -----------    ------------
Total                      $(138,456,434)  $10,711,666    $(36,552,806)
                           =============   ===========    ============

TWEEDY, BROWNE FUND INC.

NOTES TO FINANCIAL STATEMENTS

     FEDERAL INCOME TAXES Each Fund has qualified and intends to continue to qualify as a regulated investment company by complying with the requirements of the U.S. Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and by distributing substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

     Reclassifications are recorded to the Funds' capital accounts for any permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations. For the year ended March 31, 2009, permanent book and tax basis differences resulting primarily from differing treatments for foreign currency transactions and equalization were identified and reclassified among the components of each Fund's net assets as follows:

                                                             WORLDWIDE HIGH
                                     GLOBAL                  DIVIDEND YIELD
                                   VALUE FUND   VALUE FUND     VALUE FUND
                                  -----------   ----------   --------------
Undistributed ordinary income     $(3,373,099)  $(107,205)     $(898,968)
Undistributed net realized gain        16,668    (395,852)       890,106
Paid-in capital                     3,356,431     503,057          8,862
                                  ===========   =========      =========

Results of operations and net assets were not affected by these reclassifications.

     As of March 31, 2009, the Worldwide High Dividend Yield Value Fund had a capital loss carryforward of $3,065,719, expiring in 2017, which may be available to reduce future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code.

     Net capital and foreign currency losses incurred after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. Post-October capital losses are available to offset future realized capital gains and thereby reduce future capital gains distributions. Post-October foreign currency losses will offset future net investment income and thereby reduce future ordinary income distributions. For the year ended March 31, 2009, the Funds deferred to April 1, 2009 post-October capital and currency losses of:


                                                                FOREIGN
FUND                                       CAPITAL LOSSES   CURRENCY LOSSES
----                                       --------------   ---------------
Global Value Fund                           $223,854,871        $462,043
Value Fund                                     1,773,333          64,915
Worldwide High Dividend Yield Value Fund      13,101,800         834,889
                                            ============        ========

     Financial Accounting Standards Board ("FASB") Interpretation No. 48, "Accounting for Uncertainty in Income Taxes - an Interpretation of FASB Statement No. 109 ("FIN 48") establishes the minimum threshold for recognizing, and a system for measuring, the benefits of tax-return positions in the financial statements. Management has analyzed the Funds' tax positions taken on federal income tax returns for all open tax years (through tax years ended March 31, 2009) and has concluded that as of March 31, 2009, no provision for income tax is required in the Funds' financial statements. Additionally, the Funds are not aware of any events that are reasonably possible to occur in the next twelve months that would result in the amounts of any unrecognized tax benefits significantly increasing or decreasing for the Funds.

     EXPENSES Expenses directly attributable to each Fund as a diversified series of the Company are charged to such Fund. Other expenses of the Company are allocated to each series based on the average net assets of each series or other equitable allocation method.

3. INVESTMENT ADVISORY FEE, OTHER RELATED PARTY TRANSACTIONS AND ADMINISTRATION FEE

     The Company, on behalf of each Fund, has entered into separate investment advisory agreements with Tweedy, Browne (each, an "Advisory Agreement"). Under each Advisory Agreement, the Company pays Tweedy, Browne a fee at the annual rate of 1.25% of the value of each Fund's average daily net assets. The fee is payable monthly, provided each Fund will make such interim payments as may be requested by the Investment Adviser not to exceed 75% of the amount of the fee then accrued on the books of the Fund and unpaid. For the year ended March 31, 2009, Tweedy, Browne received $61,437,534, $4,579,458 and $926,962 for Global
Value Fund, Value Fund and Worldwide High Dividend Yield Value Fund, respectively. In the year ended March 31, 2009, Tweedy, Browne waived $124,612 for Worldwide High Dividend Yield Value Fund.

     The Adviser has contractually agreed to waive its investment advisory fee and/or to reimburse expenses of the Worldwide High Dividend Yield Value Fund to the extent necessary to maintain the total annual fund operating expenses (excluding fees and expenses from investments in other investment companies, brokerage, interest, taxes and extraordinary expenses) at no more than 1.37%. This arrangement will continue at least through March 31, 2010. In this arrangement, the Worldwide High Dividend Yield Value Fund has agreed, during the two-year period following any waiver or reimbursement by the Adviser, to repay such amount to the extent that after giving effect to such repayment such adjusted total annual fund operating expenses would not exceed 1.37% on an annualized basis. At March 31, 2009, the amount of potential recovery expiring March 31, 2010 and March 31, 2011, was $146,360 and $124,612, respectively.

     As of March 31, 2009, the current and retired managing directors and their families, as well as employees of Tweedy, Browne, have approximately $61.4 million, $36.2 million and $4.5 million of their own money invested in Global Value Fund, Value Fund and Worldwide High Dividend Yield Value Fund, respectively.

TWEEDY, BROWNE FUND INC.

NOTES TO FINANCIAL STATEMENTS

     The Company, on behalf of the Funds, has entered into an administration agreement (the "Administration Agreement") with PNC Global Investment Servicing (U.S.) Inc. ("PNC"), formerly named PFPC Inc. (the "Administrator"), an indirect, majority-owned subsidiary of PNC Financial Services Group Inc. Under the Administration Agreement, the Company pays the Administrator an administration fee and a fund accounting fee computed daily and payable monthly at the following annual rates of the aggregate average daily net assets of the Funds, allocated according to each Funds' net assets:

                                     BETWEEN      BETWEEN
                                   $1 BILLION   $5 BILLION
                         UP TO         AND          AND        EXCEEDING
                      $1 BILLION   $5 BILLION   $10 BILLION   $10 BILLION
                      ----------   ----------   -----------   -----------
Administration Fees     0.0300%      0.0180%      0.0100%         0.0090%
Accounting Fees         0.0075%      0.0060%      0.0050%         0.0040%
                        ======       ======       ======          ======

     No officer, director or employee of Tweedy, Browne, the Administrator or any parent or subsidiary of those corporations receives any compensation from the Company for serving as a director or officer of the Company. The Company pays each Non-Interested Director $75,000 annually, to be paid quarterly in $18,750 increments plus out-of-pocket expenses for their services as directors. The annual fee of $75,000 paid to each Non-Interested Director is divided proportionately between the Funds. The current allocation ratio of the annual fee is 80% paid by Global Value Fund, 15% paid by Value Fund and 5% paid by Worldwide High Dividend Yield Value Fund. Total Directors' fees paid by each Fund for the year ended March 31, 2009, excluding any out-of-pocket expenses, were $240,000, $45,000 and $15,000, respectively.

     Bank of New York Mellon Asset Servicing, an indirect, wholly-owned subsidiary of The Bank of New York Mellon Corporation, serves as the Funds' custodian pursuant to a custody agreement (the "Custody Agreement"). PNC also serves as the Funds' transfer agent. Tweedy, Browne also serves as the distributor to the Funds and pays all distribution fees. No distribution fees are paid by the Funds.

4. SECURITIES TRANSACTIONS

     Cost of purchases and proceeds from sales of investment securities, excluding short-term investments, for the year ended March 31, 2009, are as follows:

                                              WORLDWIDE HIGH
                  GLOBAL                      DIVIDEND YIELD
                VALUE FUND      VALUE FUND      VALUE FUND
              --------------   ------------   --------------
Purchases     $  697,975,479   $143,591,264     $55,564,994
              --------------   ------------     -----------
Sales          1,423,013,689    116,582,326      23,646,596
              ==============   ============     ===========

     The aggregate gross unrealized appreciation and (depreciation) and net unrealized appreciation/(depreciation) as computed on a federal income tax basis, at March 31, 2009 for each Fund is as follows:

                                                          NET
                        GROSS          GROSS         APPRECIATION/
                    APPRECIATION   (DEPRECIATION)   (DEPRECIATION)
                    ------------   --------------   --------------
Global Value
   Fund             $612,042,751   $(536,465,991)     $75,576,760
                    ------------   -------------      -----------
Value Fund            44,219,797     (31,791,401)      12,428,396
                    ------------   -------------      -----------
Worldwide High
   Dividend Yield
   Value Fund            683,647     (20,624,685)     (19,941,038)
                    ============   =============      ===========

5. CAPITAL STOCK

     The Company is authorized to issue 1.4 billion shares of $0.0001 par value capital stock, of which 600,000,000, 400,000,000 and 400,000,000 of the unissued shares have been designated as shares of the Global Value Fund, Value Fund and Worldwide High Dividend Yield Value Fund, respectively. Redemptions from the Global Value Fund and the Worldwide High Dividend Yield Value Fund, including exchange redemptions, within 60 days of purchase are subject to a redemption fee equal to 2% of the redemption proceeds, which will be retained by each Fund.

     Changes in shares outstanding for the year ended March 31, 2009 were as follows:

                               GLOBAL VALUE FUND

                   SHARES          AMOUNT
                -----------   ---------------
Sold             24,699,707   $   508,756,456
Reinvested       34,345,990       535,102,451
Redeemed        (85,243,886)   (1,696,091,800)
                -----------   ---------------
Net Decrease    (26,198,189)  $  (652,232,893)
                ===========   ===============

                                   VALUE FUND

                   SHARES         AMOUNT
                -----------   -------------
Sold              7,673,065   $ 123,824,211
Reinvested        2,851,396      40,684,498
Redeemed         (6,250,927)   (101,519,979)
                -----------   -------------
Net Increase      4,273,534   $  62,988,730
                ===========   =============

                    WORLDWIDE HIGH DIVIDEND YIELD VALUE FUND

                   SHARES        AMOUNT
                -----------   ------------
Sold              8,633,567   $ 62,996,941
Reinvested          273,434      2,202,921
Redeemed         (3,047,595)   (21,460,567)
                -----------   ------------
Net Increase      5,859,406   $ 43,739,295
                ===========   ============

TWEEDY, BROWNE FUND INC.

NOTES TO FINANCIAL STATEMENTS

     Changes in shares outstanding for the year ended March 31, 2008 were as follows:

                                GLOBAL VALUE FUND

                   SHARES          AMOUNT
                -----------   ---------------
Sold             17,608,959   $   553,900,749
Reinvested       24,655,422       737,443,820
Redeemed        (54,963,288)   (1,745,355,326)
                -----------   ---------------
Net Decrease    (12,698,907)  $  (454,010,757)
                ===========   ===============

                                   VALUE FUND

                   SHARES        AMOUNT
                -----------   ------------
Sold                705,881   $ 17,040,395
Reinvested        2,042,923     44,923,865
Redeemed         (3,989,699)   (95,024,814)
                 ----------   ------------
Net Decrease     (1,240,895)  $(33,060,554)
                 ==========   ============

                    WORLDWIDE HIGH DIVIDEND YIELD VALUE FUND

                   SHARES        AMOUNT
                -----------   ------------
Sold              8,328,156   $ 82,942,823
Reinvested           18,984        190,598
Redeemed         (1,088,605)   (10,394,181)
                 ----------   ------------
Net Increase      7,258,535   $ 72,739,240
                 ==========   ============

6. FOREIGN SECURITIES

     Investing in securities of foreign companies and foreign governments involves economic and political risks and considerations not typically associated with investing in U.S. companies and the U.S. Government. These considerations include changes in exchange rates and exchange rate controls (which may include suspension of the ability to transfer currency from a given country), costs incurred in conversions between currencies, non-negotiable brokerage commissions, less publicly available information, not generally being subject to uniform standards, practices and requirements with respect to accounting, auditing and financial reporting, lower trading volume, delayed settlements and greater market volatility, the difficulty of enforcing obligations in other countries, less securities regulation, different tax provisions (including withholding on dividends paid to a Fund), war, seizure, political and social instability and diplomatic developments.

7. SECURITIES LENDING

     The Funds may lend securities to brokers, dealers and other financial organizations to earn additional income. Each security out on loan is collateralized with segregated assets held with the borrower in an amount equal to or greater than the current market value of the loaned securities. At March 31, 2009, the Funds did not have any securities out on loan.

8. NEW ACCOUNTING PRONOUNCEMENTS

     In March 2008, the FASB issued Statement of Financial Accounting Standards No. 161, "Disclosures about Derivative Instruments and Hedging Activities" ("SFAS 161"). SFAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. SFAS 161 requires enhanced disclosures about a fund's derivative and hedging activities. Management is currently evaluating the impact the adoption of SFAS 161 will have on the Funds' financial statement disclosures.

TWEEDY, BROWNE FUND INC.

REPORT OF PRICEWATERHOUSECOOPERS LLP, INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

     To the Shareholders of Tweedy, Browne Global Value Fund, Tweedy, Browne Value Fund and Tweedy, Browne Worldwide High Dividend Yield Value Fund and the Board of Directors of Tweedy, Browne Fund Inc.:

     In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Tweedy, Browne Global Value Fund, Tweedy, Browne Value Fund and Tweedy, Browne Worldwide High Dividend Yield Value Fund (the "Funds", each a series of Tweedy, Browne Fund Inc.) at March 31, 2009, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2009 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.


/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP
Boston, Massachusetts
May 20, 2009

TWEEDY, BROWNE FUND INC.

OTHER INFORMATION (UNAUDITED)

     YEAR ENDED MARCH 31, 2009

1. TAX INFORMATION

     For the fiscal year ended March 31, 2009, the amount of long-term capital gain designated by the Funds, which may be subsequently determined to be different, and is taxable at a 15% rate gain for federal income tax purposes was:

FUND
Global Value Fund                          $301,532,880
Value Fund                                 $ 38,032,052
Worldwide High Dividend Yield Value Fund   $         --

     Of the ordinary income (including short-term capital gain) distributions made by the Funds during the fiscal year ended March 31, 2009, the percentage that qualifies for the dividend received deduction available to corporate shareholders was:

FUND
Global Value Fund                           2.12%
Value Fund                                 80.28%
Worldwide High Dividend Yield Value Fund   45.76%

     For the fiscal year ended March 31, 2009, the percentage of the distributions paid by the Funds that qualifies for the 15% dividend tax rate was:

FUND
Global Value Fund                          100%
Value Fund                                 100%
Worldwide High Dividend Yield Value Fund   100%

     If the Funds meet the requirements of Section 853 of the Internal Revenue Code of 1986, as amended, the Funds may elect to pass through to its shareholders credits for foreign taxes paid.

     For the fiscal year ended March 31, 2009, the Tweedy, Browne Global Value Fund derived $224,567,800 of gross income from foreign sources and paid foreign taxes of $17,364,270 (representing $1.0262 and $0.0793 per share, respectively).

2. PORTFOLIO INFORMATION

     The Company files the Funds' complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Company's Form N-Q is available (1) on the SEC's website at http://www.sec.gov; (2) for review and copying at the SEC's Public Reference Room ("PRR") in Washington, DC; or (3) by calling the Fund at 1-800-432-4789. Information regarding the operation of the PRR may be obtained by calling 1-202-551-8090.

3. PROXY VOTING INFORMATION

     The policies and procedures that the Company uses to determine how to vote proxies relating to portfolio securities held by the Funds are included in the Company's Statement of Additional Information, which is available without charge and upon request by calling the Fund at 1-800-432-4789. Information regarding how the Funds voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available, without charge, at http://www.sec.gov.

4. DIRECTORS AND OFFICERS INFORMATION

     Information pertaining to the Directors and officers* of the Company is set forth on the following pages. The Board of Directors oversees the Company's business and investment activities and is responsible for protecting the interest of the Fund's shareholders. You can find more information about the Directors in the Company's Statement of Additional Information, which is available free of charge by calling 1-800-432-4789.

----------
* The term "officer" means the president, vice president, secretary, treasurer, controller or any other officer who performs a policy making function.

TWEEDY, BROWNE FUND INC.

OTHER INFORMATION (UNAUDITED)

                                                                                             NUMBER OF
                                                                                           PORTFOLIOS IN
                                                                                                FUND
                                                                                              COMPLEX               OTHER
                           TERM OF(1)                                                       OVERSEEN BY         TRUSTEESHIPS/
                           OFFICE AND                                                       DIRECTOR OR         DIRECTORSHIPS
NAME, ADDRESS, AGE AND     LENGTH OF                 PRINCIPAL OCCUPATION(S)                NOMINEE FOR            HELD BY
POSITION(S) WITH COMPANY  TIME SERVED                 DURING PAST 5 YEARS                     DIRECTOR             DIRECTOR
------------------------  -----------  --------------------------------------------------  -------------  --------------------------
                                                   NON-INTERESTED DIRECTORS

Paul F. Balser              8 years    Partner, Ironwood Manufacturing Fund, LP (private         3          Director, Janus Capital
Ironwood Partners LLC                  equity investments), since 2003; Partner, Ironwood                      Group Inc. (asset
420 Lexington Avenue                   Management Fund (private equity investments),                              management)
New York, NY 10170                     since 2007; Partner, Ironwood Partners LLC
Age: 67                                (private equity investments), since 2001; Partner,
Director                               Generation Partners (private equity investments)
                                       from August 1995 to September 30, 2004.

Bruce A. Beal               15 years   Partner and Chairman, The Beal Companies (real            3                  None
The Beal Companies                     estate development and investment companies);
177 Milk Street                        Real estate consultant.
Boston, MA 02109
Age: 72
Director

John C. Hover II            6 years    Former Executive Vice President, United States            3            Director, Excelsior
72 North Main Street                   Trust Company of New York (Retired since 2001).                    Venture Partners III, LLC;
New Hope, PA 18938                                                                                            Director, Excelsior
Age: 65                                                                                                   Venture Investors III, LLC
Director

Richard B. Salomon          14 years   Partner, Cozen O'Connor (law firm) since April            3                   None
Cozen O'Connor                         2009. Partner, Wolf, Block, Schorr and
250 Park Avenue                        Solis-Cohen LLP (law firm) from April 2005 to
New York, NY 10177                     April 2009. Prior to 2005, Partner, Salans (law
Age: 61                                firm) since prior to 2000.
Director

                                                      INTERESTED DIRECTORS(2)

Christopher H. Browne(3)    15 years   Managing Director, Tweedy, Browne Company LLC.            3                    N/A
Tweedy, Browne
   Company LLC
350 Park Avenue
New York, NY 10022
Age: 62
Chairman and Director

William H. Browne(3)      Since March  Managing Director, Tweedy, Browne Company LLC.            3                    N/A
Tweedy, Browne                2009     Chairman of the Board of Directors of funds
  Company LLC                          managed by the Funds' investment adviser that are
350 Park Avenue                        part of an offshore fund complex registered for
New York, NY 10022                     public sale in certain European jurisdictions.
Age: 64
President and Director

Thomas H. Shrager            1 year    Managing Director, Tweedy, Browne Company LLC.            3                    N/A
Tweedy, Browne
   Company LLC
350 Park Avenue
New York, NY 10022
Age: 51
Director

TWEEDY, BROWNE FUND INC.

OTHER INFORMATION (UNAUDITED)

                                                                                             NUMBER OF
                                                                                           PORTFOLIOS IN
                                                                                                FUND
                                                                                              COMPLEX               OTHER
                           TERM OF(1)                                                       OVERSEEN BY         TRUSTEESHIPS/
                           OFFICE AND                                                       DIRECTOR OR         DIRECTORSHIPS
NAME, ADDRESS, AGE AND     LENGTH OF                 PRINCIPAL OCCUPATION(S)                NOMINEE FOR            HELD BY
POSITION(S) WITH COMPANY  TIME SERVED                 DURING PAST 5 YEARS                     DIRECTOR             DIRECTOR
------------------------  -----------  --------------------------------------------------  -------------  --------------------------
                                                  OFFICERS WHO ARE NOT DIRECTORS

Patricia A. Rogers          4 years    Chief Compliance Officer of the Funds since June         N/A                   N/A
Tweedy, Browne                         2004; Associate General Counsel, Tweedy, Browne
   Company LLC                         Company LLC.
350 Park Avenue
New York, NY 10022
Age: 42
Chief Compliance Officer

M. Gervase Rosenberger      15 years   Executive Vice President, Tweedy, Browne Company         N/A                   N/A
Tweedy, Browne                         LLC since 2001; General Counsel and Chief
   Company LLC                         Compliance Officer, Tweedy, Browne Company LLC
350 Park Avenue                        until 2001.
New York, NY 10022
Age: 58
Chief Operating Officer,
   Vice President and
   Secretary

John D. Spears              15 years   Managing Director, Tweedy, Browne Company LLC.           N/A                   N/A
Tweedy, Browne
   Company LLC
350 Park Avenue
New York, NY 10022
Age: 60
Vice President

Robert Q. Wyckoff, Jr.      6 years    Managing Director, Tweedy, Browne Company LLC.           N/A                   N/A
Tweedy, Browne
   Company LLC
350 Park Avenue
New York, NY 10022
Age: 56
Treasurer

----------
(1) Directors serve for a term until the earliest of the next annual meeting of stockholders and the election and qualification of their successors, or their: (i) removal, (ii) resignation or (iii) death.

(2) "Interested person" of the Company as defined in the Investment Company Act of 1940, as amended ("1940 Act"). Messrs. Christopher H. Browne, William H. Browne and Thomas H. Shrager are each an "interested person" because of their affiliation with Tweedy, Browne Company LLC, which acts as the Funds' investment adviser and distributor.

(3)  Mr. Christopher H. Browne and Mr. William H. Browne are brothers.

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

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

                       This page left blank intentionally.

                            TWEEDY, BROWNE FUND INC.
                       350 Park Avenue, New York, NY 10022
                                  800-432-4789
                                 www.tweedy.com

ITEM 2. CODE OF ETHICS.

     (a) The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

     (c) There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

     (d) The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item's instructions.


ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

As of the end of the period covered by the report, the registrant's board of directors has determined that Paul Balser is qualified to serve as an audit committee financial expert serving on its audit committee and that he is "independent," as defined by Item 3 of Form N-CSR.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

AUDIT FEES

     (a) The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $173,000 for 2009 and $173,000 for 2008.

AUDIT-RELATED FEES

      (b) The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item are $5,803 for 2009 and $4,410 for 2008.

TAX FEES

     (c) The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $14,750 for 2009 and $14,500 for 2008.

ALL OTHER FEES

     (d) The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $53,942 for 2009 and $2,975 for 2008.

  (e)(1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

         The Fund's Audit Committee reviews, negotiates and approves in advance the scope of work, any related engagement letter and the fees to be charged by the independent auditors for audit services and, subject to any de minimis exceptions, permitted non-audit services for the Fund and for permitted non-audit services for the Fund's investment adviser and any affiliates thereof that provide services to the Fund if such non-audit services have a direct impact on the operations or financial reporting of the Fund.

  (e)(2) The percentage of services  described in each of paragraphs (b) through
         (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

                           (b) 100%

                           (c) 100%

                           (d) 100%

      (f) The percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was less than fifty percent.

      (g) The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $0 for 2009 and $0 for 2008.

      (h) The registrant's audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.



ITEM 6. INVESTMENTS.

(a) Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)   Not applicable.



ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.



ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.



ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.



ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant's board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)),
or this Item.


ITEM 11. CONTROLS AND PROCEDURES.

      (a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the
          Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).


      (b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.


ITEM 12. EXHIBITS.

     (a)(1) Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

     (a)(2) Certifications  pursuant to Rule  30a-2(a)  under the 1940 Act and
            Section 302 of the  Sarbanes-Oxley Act of 2002 are attached hereto.

     (a)(3) Not applicable.

     (b)    Certifications pursuant to Rule 30a-2(b) under the 1940 Act and
            Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant) TWEEDY, BROWNE FUND INC.

By (Signature and Title)*  /S/ WILLIAM H. BROWNE
                         -------------------------------------------------------
                           William H. Browne, President
                           (principal executive officer)

Date     May 29, 2009
    ----------------------------------------------------------------------------


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)*  /S/ WILLIAM H. BROWNE
                         -------------------------------------------------------
                           William H. Browne, President
                           (principal executive officer)

Date     May 29, 2009
    ----------------------------------------------------------------------------


By (Signature and Title)*  /S/ ROBERT Q. WYCKOFF, JR.
                         -------------------------------------------------------
                           Robert Q. Wyckoff, Jr., Treasurer
                           (principal financial officer)

Date     May 29, 2009
    ----------------------------------------------------------------------------



* Print the name and title of each signing officer under his or her signature.